                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              Halliburton Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               PRELIMINARY COPIES

                               (HALLIBURTON LOGO)

                                                                  March 23, 2004

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders of Halliburton Company. The meeting will be held on Wednesday, May 19, 2004, at 9:00 a.m., local time, in Ballroom B of the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010. The Notice of Annual Meeting, proxy statement and proxy card from the Board of Directors are enclosed. The materials provide further information concerning the Annual Meeting.

    At the meeting, stockholders are being asked to:

     -- elect a Board of Directors of eleven Directors to serve for the coming year;

     -- consider and act upon a proposal to amend the Certificate of Incorporation of Halliburton to increase the authorized common stock of Halliburton; and

     --   consider three stockholder proposals.

Please refer to the proxy statement for detailed information on each of these proposals.

    It is very important that your shares are represented and voted at the meeting. Your shares may be voted electronically on the Internet, by telephone or by returning the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted. We would appreciate you informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating.

    The continuing interest of our stockholders in the business of Halliburton is appreciated and we hope you will be able to attend the Annual Meeting.

                                         Sincerely,

                                         -s- DAVID J. LESAR

                                         DAVID J. LESAR
                                         Chairman of the Board, President
                                         and Chief Executive Officer

                               PRELIMINARY COPIES

                               (HALLIBURTON LOGO)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 19, 2004

    The Annual Meeting of Stockholders of Halliburton Company, a Delaware corporation, will be held on Wednesday, May 19, 2004, at 9:00 a.m., local time, in Ballroom B of the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010. At the meeting, the stockholders will be asked to consider and act upon the matters discussed in the attached proxy statement as follows:

    1. To elect eleven Directors to serve for the ensuing year and until their successors shall be elected and shall qualify.
    2. To consider and act upon a proposal to amend Article FOURTH of Halliburton's Certificate of Incorporation, as amended, to increase the authorized common stock of Halliburton, par value $2.50 per share, from 600,000,000 shares to 1,000,000,000 shares.
    3. To consider and act upon three stockholder proposals, if properly presented at the meeting.
    4. To transact any other business that properly comes before the meeting or any adjournment or adjournments of the meeting.

    These items are fully described in the following pages, which are made a part of this Notice. The Board of Directors has set Monday, March 22, 2004, at the close of business, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment of the meeting.

    We request that you vote your shares as promptly as possible. You may vote your shares in a number of ways if you have shares registered in your own name:

     --   electronically on the Internet at http://www.eproxy.com/hal,
     -- by telephone if you are in the U.S. and Canada, by calling 1-800-435-6710 (toll-free), or
     -- by marking your votes, dating, signing the proxy card or voting instruction form enclosed and returning it in the postage-paid envelope provided.

    If you hold Halliburton shares with a broker or bank, you may also be eligible to vote via the Internet or by telephone if your broker or bank participates in the proxy voting program provided by ADP Investor Communication Services.


                                         By order of the Board of Directors,

                                         -s- MARGARET E.
                                         CARRIERE

                                          MARGARET E. CARRIERE
                                           Vice President and
                                               Secretary

March 23, 2004

                             ---------------------

    YOU ARE URGED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY (1) FOLLOWING THE ENCLOSED VOTING INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE, OR
(2) MARKING YOUR VOTES, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
General Information...................................................     1
Item 1 -    Election of Directors.....................................     2
            Information about Nominees for Director...................     2
Stock Ownership of Certain Beneficial Owners and Management...........     5
Corporate Governance..................................................     7
The Board of Directors and Standing Committees of Directors...........     7
Executive Compensation
          Compensation Committee Report on Executive Compensation.....    12
          Comparison of Cumulative Total Return.......................    17
          Summary Compensation Table..................................    18
          Option Grants for Fiscal 2003...............................    19
          Option Exercises and Values for Fiscal 2003.................    20
          Long-Term Incentive Plans - Awards in Fiscal 2003...........    20
          Equity Compensation Plan Information........................    21
          Employment Contracts and Change-In-Control Arrangements.....    21
Directors' Compensation...............................................    23
Audit Committee Report................................................    26
Fees Paid to KPMG LLP.................................................    27
The Selection of Auditors.............................................    28
          Proposal to Amend the Certificate of Incorporation to
Item 2 -  Increase Authorized Common Stock............................    29
Item 3 -  Stockholder Proposal on Operations in Iran..................    30
Item 4 -  Stockholder Proposal on Director Election Vote Threshold....    32
Item 5 -  Stockholder Proposal to Separate Chairman/CEO...............    34
Additional Information................................................    37
Other Matters.........................................................    37
Appendix A - Corporate Governance Guidelines..........................   A-1
Appendix B - Audit Committee Charter..................................   B-1
Appendix C - Compensation Committee Charter...........................   C-1
Appendix D - Management Oversight Committee Charter...................   D-1
Appendix E - Nominating and Corporate Governance Committee Charter....   E-1
Appendix F - Corporate Policy, Services of Independent Accountants....   F-1
Appendix G - Amendment to Certificate of Incorporation................   G-1

                               PRELIMINARY COPIES

                                PROXY STATEMENT

                              GENERAL INFORMATION

    The accompanying proxy is solicited by the Board of Directors of Halliburton Company ("Halliburton", the "Company", "we" or "us"). By executing and returning the enclosed proxy or by following the enclosed voting instructions, you authorize the persons named in the proxy to represent you and vote your shares on the matters described in the Notice of Annual Meeting.

    NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES OR PACKAGES WILL BE PERMITTED IN THE MEETING.

    If you attend the Meeting, you may vote in person. If you are not present, your shares can be voted only if you have followed the instructions for voting via the Internet or by telephone or returned a properly executed proxy; and in these cases, your shares will be voted as you specify. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke the authorization given in your proxy at any time before the shares are voted at the Meeting.

    The record date for determination of the stockholders entitled to vote at the Annual Meeting is the close of business on March 22, 2004. Halliburton's common stock, par value $2.50, is the only class of capital stock that is
outstanding. As of March 22, 2004, there were    --   shares of common stock
outstanding. Each of the outstanding shares of common stock is entitled to one vote on each matter submitted to the stockholders for a vote at the Meeting. A complete list of stockholders entitled to vote will be kept at our offices at the address specified below for ten days prior to, and will be available at, the Annual Meeting.

    Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by us to act as election inspectors for the Meeting. Except as set forth below, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter will be the act of the stockholders. Shares for which a holder has elected to abstain on a matter will count for purposes of determining the presence of a quorum and will have the effect of a vote against the matter.

    In the election of Directors, the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted, whether or not a majority of the shares present, up to the number of Directors to be elected by those shares, will be elected. Shares present but not voting on the election of Directors will be disregarded, except for quorum purposes, and will have no legal effect. With respect to the proposal to amend the Certificate of Incorporation to increase the number of authorized shares, the affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the amendment.

    The election inspectors will treat shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares, known as broker non-vote shares, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In determining the outcome of any matter for which the broker does not have discretionary authority to vote, however, those shares will not have any effect on that matter. Those shares may be entitled to vote on other matters.

    In accordance with our confidential voting policy, no vote of any stockholder will be disclosed to Halliburton's officers, Directors or employees, except:

     -- as necessary to meet legal requirements and to assert claims for and defend claims against Halliburton;
     --   when disclosure is voluntarily made or requested by the stockholder;
     --   when the stockholder writes comments on the proxy card; or
     -- in the event of a proxy solicitation not approved and recommended by the Board of Directors.

    The proxy solicitor, the election inspectors and the tabulators of all proxies, ballots and voting tabulations that identify stockholders are independent and are not employees of Halliburton.

    This proxy statement, the form of proxy and voting instructions are being sent to stockholders on or about April 2, 2004. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2003 accompanies this proxy statement. The Annual Report is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

    Our principal executive office is located at 5 Houston Center, 1401 McKinney, Suite 2400, Houston, Texas 77010.

                             ELECTION OF DIRECTORS

                                    (ITEM 1)

    Eleven Directors are to be elected to serve for the ensuing year and until their successors are elected and qualify. The common stock represented by the proxies will be voted for the election as Directors of the eleven nominees unless we receive contrary instructions. If any of the nominees are unwilling or unable to serve, favorable and uninstructed proxies will be voted for a substitute nominee designated by the Board of Directors. If a suitable substitute is not available, the Board of Directors will reduce the number of Directors to be elected. Each nominee has indicated approval of his or her nomination and his or her willingness to serve if elected.

    Our corporate governance guidelines require a Director to retire immediately prior to the Annual Meeting following his or her seventy-second birthday. Halliburton's Board made a determination at its March 3, 2004 meeting to waive mandatory retirement for one year from May 19, 2004 until May 18, 2005, for two Directors, Charles J. DiBona and C.J. Silas, who would otherwise retire on May 19, 2004. This determination was deemed by the Directors to be in the best interests of the stockholders.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

                               ROBERT L. CRANDALL, 68, Chairman Emeritus, AMR
                      Corporation/American Airlines, Inc. (engaged primarily in the air transportation business); President American
                      Airlines, Inc. 1980-1995; Chairman, President and Chief
                      Executive Officer, AMR Corporation/American Airlines
                      1985-1995; and Chairman and Chief Executive Officer, AMR
                      Corporation/American Airlines 1985-1998; joined Halliburton
(PHOTO)               Company Board in 1986; Chairman of the Compensation
                      Committee and member of the Audit and the Management
                      Oversight Committees; Director of Air Cell, Inc., Anixter
                      International, Celestica Inc., i2 Technologies, Inc., and serves on the Advisory Board of American International
                      Group, Inc. and on the Federal Aviation Administration
                      Management Advisory Committee.

                               KENNETH T. DERR, 67, Retired Chairman of the Board,
                      Chevron Corporation (an international oil company); Chairman and Chief Executive Officer, Chevron Corporation, 1989-1999;
(PHOTO) joined Halliburton Company Board in 2001; member of the Audit, the Nominating and Corporate Governance and the Management Oversight Committees; Director of AT&T Corp.,
                      Citigroup Inc. and Calpine Corporation.

                               CHARLES J. DIBONA, 72, Retired President and Chief
                      Executive Officer, American Petroleum Institute (a major petroleum industry trade association), 1979-1997; joined
                      Halliburton Company Board in 1997; Chairman of the Health,
(PHOTO) Safety and Environment Committee, member of the Nominating and Corporate Governance and the Management Oversight
                      Committees; Chairman of the Board of Trustees, Logistics
                      Management Institute.

                               W. R. HOWELL, 68, Chairman Emeritus, J.C. Penney Company, Inc. (a major retailer);
                      Chairman of the Board, J.C. Penney Company, Inc., 1983-1996; Chief Executive Officer, J.C. Penney
                      Company, Inc., 1983-1995; joined Halliburton Company Board in 1991; Chairman of the Management
                      Oversight Committee and member of the Audit and the Compensation Committees; Director of American
(PHOTO)               Electric Power Company, Exxon-Mobil Corporation, Pfizer Inc. and the Williams Company. He is also a Director of Deutsche Bank Trust Corporation and Deutsche Bank Trust Company Americas,
                      non-public wholly owned subsidiaries of Deutsche Bank AG, and Viseon, Inc. Mr. Howell has
                      informed us that he does not intend to stand for reelection to the Board of Viseon, Inc. in 2004.

                               RAY L. HUNT, 60, Chairman of the Board and Chief Executive Officer, Hunt Oil Company
                      (oil and gas exploration and development) and Chairman of the Board, Chief Executive Officer and
                      President, Hunt Consolidated, Inc. for more than five years; joined Halliburton Company Board in
(PHOTO)               1998; Chairman of the Nominating and Corporate Governance Committee and member of the Audit and the Management Oversight Committees; Director of Electronic Data Systems Corporation, PepsiCo,
                      Inc., King Ranch Company, and Chairman of the Board of Directors of the Federal Reserve Bank of
                      Dallas and member of the Board of Managers of Verde Group, LLC.

                               DAVID J. LESAR, 50, Chairman of the Board, President and Chief Executive Officer of the
                      Company, since 2000; President of the Company, 1997-2000; Executive Vice President and Chief
(PHOTO)               Financial Officer, 1995-1997; joined Halliburton Company Board in 2000; Director of Lyondell
                      Chemical Company and Mirant Corporation.

                               AYLWIN B. LEWIS, 49, President, Chief Multibranding & Operating Officer, YUM! Brands,
                      Inc. (a quick service restaurant company), since 2003; Chief Operating Officer, YUM! Brands,
                      Inc., 2000-2003; Executive Vice President, Operations and New Business Development, YUM! Brands,
                      Inc., January-July 2000; Chief Operating Officer, Pizza Hut, Inc., 1997-1999; Senior Vice
(PHOTO)               President, Operations, Pizza Hut, Inc., 1996-1997; Senior Vice President, Marketing and
                      Operations Development, KFC - Pepsico, Inc., 1995-1996; joined Halliburton Company Board in 2001;
                      member of the Compensation, the Health, Safety and Environment and the Management Oversight
                      Committees; Director of The Walt Disney Company.

                               J. LANDIS MARTIN, 58, Chairman and Chief Executive Officer, Titanium Metals Corporation
                      (an integrated producer of titanium metals), since 1995; President, Titanium Metals Corporation, since 2000; President and Chief Executive Officer, NL Industries, Inc. (a manufacturer and marketer of titanium dioxide pigments), 1987-2003; Chairman of the Board and Chief Executive
(PHOTO)               Officer, Baroid Corporation (and its predecessor), acquired by Dresser Industries, Inc. in 1994,
                      1990-1994; joined Halliburton Company Board in 1998; member of the Health, Safety and Environment and the Management Oversight Committees; Director of Titanium Metals Corporation, Apartment
                      Investment and Management Corporation, Crown Castle International Corporation and Trico Marine
                      Services, Inc.

                               JAY A. PRECOURT, 66, Chairman of the Board and Chief Executive Officer, Scissor Tail
                      Energy, LLC (a gatherer, transporter and processor of natural gas and natural gas liquids), since
                      2000; Chairman of the Board, Hermes Consolidated, Inc. (a gatherer, transporter and refiner of
(PHOTO)               crude oil and refined products), since 1999; Vice Chairman and Chief Executive Officer, Tejas Gas
                      Corporation, 1986-1999; President, Tejas Gas Corporation, 1996-1998; joined Halliburton Company
                      Board in 1998; member of the Compensation, the Health, Safety and Environment and the Management
                      Oversight Committees; Director of Founders Funds, Inc., The Timken Company and Apache Corp.

                               DEBRA L. REED, 47, President and Chief Financial
                      Officer, Southern California Gas Company and San Diego Gas &
                      Electric Company (regulated utility companies), since 2002;
                      President of San Diego Gas & Electric Company, 2000-2001;
                      President, Energy Distribution Services, Southern California
(PHOTO)               Gas Company, 1998-2001; Senior Vice President, Southern
                      California Gas Company, 1995-1998; joined Halliburton
                      Company Board in 2001; member of the Health, Safety and Environment, the Nominating and Corporate Governance and the Management Oversight Committees.

                               C. J. SILAS, 71, Retired Chairman of the Board and
                      Chief Executive Officer, Phillips Petroleum Company (engaged in exploration and production of crude oil, natural gas and natural gas liquids on a worldwide basis, the manufacture of
(PHOTO) plastics and petrochemicals and other activities); Chairman of the Board and Chief Executive Officer, Phillips Petroleum
                      Company, 1985-1994; joined Halliburton Company Board in
                      1993; Chairman of the Audit Committee and member of the Compensation and the Management Oversight Committees.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information about persons or groups, based on information contained in Schedules 13G filed with the Securities and Exchange Commission reflecting beneficial ownership at December 31, 2003, who own or have the right to acquire more than five percent of our common stock.

                                                              AMOUNT AND
                                                              NATURE OF     PERCENT
NAME AND ADDRESS                                              BENEFICIAL      OF
OF BENEFICIAL OWNER                                           OWNERSHIP      CLASS
-------------------                                           ----------    -------
Capital Research and Management Company.....................  28,170,000(1)  6.43%
  333 South Hope Street, Los Angeles, CA 90071
Morgan Stanley..............................................  24,787,508(2)  5.66%
  1585 Broadway, New York, NY 10036

----------------

(1) Capital Research and Management Company (CRM) is an investment adviser and is deemed to be the beneficial owner of 28,170,000 shares. CRM has sole dispositive power over 28,170,000 shares.

(2) Morgan Stanley is the indirect beneficial owner of 24,787,508 shares held by its business units. Morgan Stanley has shared voting power and shared dispositive power over 24,352,075 shares.

    The following table sets forth, as of March 2, 2004, the amount of our common stock owned beneficially by each Director, each of the executive officers named in the Summary Compensation Table on page 18 and all Directors and executive officers as a group.

                                                                     AMOUNT AND NATURE OF
                                                                     BENEFICIAL OWNERSHIP
                                                                     --------------------
                                                                 SOLE        SHARED
                                                              VOTING AND   VOTING OR
NAME OF BENEFICIAL OWNER OR                                   INVESTMENT   INVESTMENT   PERCENT
NUMBER OF PERSONS IN GROUP                                     POWER(1)     POWER(2)    OF CLASS
---------------------------                                   ----------   ----------   --------
Albert O. Cornelison, Jr. ..................................     95,671                    *
Robert L. Crandall..........................................      9,400                    *
Kenneth T. Derr.............................................     12,600                    *
Charles J. DiBona...........................................      6,400                    *
C. Christopher Gaut.........................................     94,944                    *
John W. Gibson, Jr..........................................    318,430                    *
Robert R. Harl..............................................    316,995                    *
W. R. Howell................................................      8,300                    *
Ray L. Hunt.................................................     84,847      69,712(3)     *
David J. Lesar..............................................  1,631,342      20,000(3)     *
Aylwin B. Lewis.............................................      9,600                    *
J. Landis Martin............................................     34,201                    *
Jay A. Precourt.............................................     25,840                    *
Debra L. Reed...............................................      9,600         250(3)     *
C. J. Silas.................................................      8,400                    *
Shares owned by all current Directors and executive officers
  as a group (19 persons)...................................  3,217,786                    *

----------------

 *   Less than 1% of shares outstanding.

(1) Included in the table are shares of common stock that may be purchased pursuant to outstanding stock options within 60 days of March 2, 2004 for the following: Mr. Cornelison - 29,038; Mr. Crandall - 3,000; Mr. Derr
      - 7,000; Mr. DiBona - 3,000; Mr. Gaut - 33,334; Mr. Gibson - 159,500; Mr.
     Harl - 159,631; Mr. Howell - 3,000; Mr. Hunt - 11,500; Mr. Lesar - 857,102;
     Mr. Lewis - 7,000; Mr. Martin - 11,500; Mr. Precourt - 11,500; Ms.
     Reed - 7,000; Mr. Silas - 3,000 and four unnamed executive officers - 256,181. Until the options are exercised, these individuals will neither have voting nor investment power over the underlying shares of common stock but only have the right to acquire beneficial ownership of the shares through exercise of their respective options.

(2) The Halliburton Stock Fund is an investment fund established under the Halliburton Company Employee Benefit Master Trust to hold Halliburton common stock for some of Halliburton's profit sharing, retirement and savings plans. The Fund held 7,362,256 shares of common stock at March 2, 2004. Two executive officers not named in the above table have beneficial interests in the Fund. Shares held in the Fund are not allocated to any individual's account. The shares of common stock which might be deemed to be beneficially owned as of March 2, 2004 by the unnamed executive officers total 1,284. The Trustee, State Street Bank and Trust Company, votes shares held in the Halliburton Stock Fund in accordance with voting instructions from the participants. Under the terms of the plans, a participant has the right to determine whether up to 15% of his account balance in a plan is invested in the Halliburton Stock Fund. The Trustee, however, determines when sales or purchases are to be made.

(3) Mr. Hunt holds 69,712 shares as the trustee of trusts established for the benefit of his children. Mr. Lesar holds 20,000 shares in a family partnership. Ms. Reed has shared voting and investment power over 250 shares held in her husband's Individual Retirement Account.

                              CORPORATE GOVERNANCE

    In 1997, our Board of Directors adopted a formal statement of its responsibilities and corporate governance guidelines to ensure effective governance in all areas of its responsibilities. Since 1997, our corporate governance guidelines have been reviewed periodically and revised as appropriate to reflect the dynamic and evolving processes relating to corporate governance, including the operation of the Board. Our Board's corporate governance guidelines, as revised in March 2004, can be found on the Corporate Governance page of our website www.halliburton.com and in Appendix A hereto.

    Our Board also wants our stockholders to understand how the Board conducts its affairs in all areas of its responsibility. For that reason, we have made the full text of our Audit; Compensation; Management Oversight; and Nominating and Corporate Governance Committees's charters available on our website and attached these charters as Appendices B, C, D, and E. The charter of the Health, Safety and Environment Committee is under review and will be made available on our website later this year.

    We have posted on our website our Code of Business Conduct, which applies to all of our employees and Directors and serves as a code of ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, and other persons performing similar functions. If you do not have access to our website you can request a hard copy of the Code of Business Conduct by contacting the Vice President and Secretary at the address set forth on page 2 of this proxy statement. Any waivers to our code of ethics with respect to our executive officers can only be made by our Audit Committee.

THE BOARD'S ROLE IN STRATEGIC PLANNING

    Our Board believes that its primary responsibility is to oversee Halliburton's affairs for the benefit of our stockholders. Our corporate governance guidelines specify several core areas that are included within this responsibility. One of them, strategic planning, is discussed in more detail below.

    Our Board has the responsibility for reviewing and approving Halliburton's strategic and business plans and for monitoring Halliburton's performance against those plans. There are several provisions of the corporate governance guidelines that directly address our Board's role in carrying out its duties concerning Halliburton's long-range strategic plans.

 -- The Chief Executive Officer's performance is evaluated by the Board using specific criteria that include:
     -- performance of the business, including achievement of financial objectives and goals;
     -- development and implementation of initiatives to provide long-term economic benefit to Halliburton; and
     --   accomplishment of strategic objectives.
 -- Each year at one of its regular meetings, our Board reviews and approves Halliburton's long-term strategic and business plans.
 -- At subsequent Board meetings throughout the year, our Directors monitor Halliburton's performance against those strategic and business plans.
 -- To keep our Directors informed about Halliburton's business and performance between meetings, we routinely provide Board members with monthly financial statements, earnings reports, press releases and other pertinent information about the Company.

                             THE BOARD OF DIRECTORS
                                      AND
                        STANDING COMMITTEES OF DIRECTORS

    The Board of Directors has standing Audit; Compensation; Nominating and Corporate Governance; Health, Safety and Environment; and Management Oversight Committees. Each of the standing committees is comprised in the business judgment of the Board entirely of non-employee Directors, and members of the Audit, Compensation; and Nominating and Corporate Governance Committees are comprised entirely of independent Directors. During the last fiscal year, the Board of Directors met on 7 occasions, the Audit Committee met on

8 occasions, the Compensation Committee met on 5 occasions, the Nominating and Corporate Governance Committee met on 2 occasions, the Health, Safety and Environment Committee met on 2 occasions, and the Management Oversight Committee met on 5 occasions. The non-employee Directors of the Board and the Management Oversight Committee each met in executive session, with no Company personnel present, on 5 occasions. The Chairman of the Management Oversight Committee functions as the Lead Director of the executive sessions. All members of the Board attended at least 75 percent of the total number of meetings of the Board and the committees on which he or she served during the last fiscal year. Our corporate governance guidelines provide that all Directors should attend our Annual Meeting, and all of our Directors attended the 2003 Meeting.

    To foster better communication with our stockholders, a process exists for stockholders to communicate with the Audit Committee and the Board of Directors. The process has been approved by both the Audit Committee and the Board, and meets the requirements of the New York Stock Exchange, or NYSE, and the Securities and Exchange Commission, or SEC. The methods of communication with the Board include mail, a dedicated telephone number and an e-mail address. Information regarding these methods of communication is on our website, www.halliburton.com, under "Corporate Governance".

    Halliburton's Director of Business Conduct, a Company employee, will review all stockholder communications received in accordance with the existing process. The Chairman of the Audit Committee will be promptly notified of any significant communication involving accounting, internal accounting controls, or auditing matters. The Chairman of the Management Oversight Committee will be promptly notified of any other significant stockholder communications and communications addressed to a named Director will be promptly sent to such Director. A report summarizing all communications will be sent to each Director quarterly and copies of communications will be available for review by any Director.

MEMBERS OF THE COMMITTEES OF THE BOARD OF DIRECTORS

                                  ------------------------------------------------------------------------
                                                                                            NOMINATING
                                                                                               AND
                                                                   HEALTH,     MANAGEMENT   CORPORATE
                                      AUDIT       COMPENSATION   SAFETY AND    OVERSIGHT    GOVERNANCE
                                    COMMITTEE      COMMITTEE     ENVIRONMENT   COMMITTEE    COMMITTEE
                                  ------------------------------------------------------------------------

Robert L. Crandall..............        X              X*                          X
                                  ------------------------------------------------------------------------
Kenneth T. Derr.................        X                                          X            X
                                  ------------------------------------------------------------------------
Charles J. DiBona...............                                     X*            X            X
                                  ------------------------------------------------------------------------
William R. Howell...............        X              X                           X
                                  ------------------------------------------------------------------------
Ray L. Hunt.....................        X                                          X            X*
                                  ------------------------------------------------------------------------
Aylwin B. Lewis.................                       X              X            X
                                  ------------------------------------------------------------------------
J. Landis Martin................                                      X            X
                                  ------------------------------------------------------------------------
Jay A. Precourt.................                       X              X            X
                                  ------------------------------------------------------------------------
Debra L. Reed...................                                      X            X            X
                                  ------------------------------------------------------------------------
C.J. Silas......................       X*              X                           X
                                  ------------------------------------------------------------------------

----------------

*  Chairman

AUDIT COMMITTEE

    The Audit Committee's role is one of oversight, while Halliburton's management is responsible for preparing financial statements. The independent accounting firm appointed to audit our financial statements (the "principal independent accountants") is responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to Halliburton's financial statements or any professional certification as to the principal independent accountants' work. The following functions are the key responsibilities of the Audit Committee in carrying out its oversight:

     -- recommending the appointment of the principal independent accountants to the Board of Directors, and together with the Board of Directors being responsible for the appointment, compensation, retention and oversight of the work of the principal independent accountants;
     -- reviewing the scope of the principal independent accountants' examination and the scope of activities of the internal audit department;
     -- reviewing Halliburton's financial policies and accounting systems and controls;
     -- reviewing audited financial statements and interim financial statements;
     -- preparing a report for inclusion in Halliburton's proxy statement regarding the Audit Committee's review of audited financial statements for the last fiscal year which includes a statement on whether it recommends that the Board include those financial statements in the Annual Report on Form 10-K;
     -- approving the services to be performed by the principal independent accountants; and
     -- reviewing and assessing the adequacy of the Audit Committee's Charter annually and recommending revisions to the Board.

    The Audit Committee also reviews Halliburton's compliance with its Code of Business Conduct which was formally adopted by the Board in 1992. The Audit Committee meets separately with the principal independent accountants, internal auditors and management to discuss matters of concern, and to receive recommendations or suggestions for change and to exchange relevant views and information.

COMPENSATION COMMITTEE

    The primary function of the Compensation Committee is to ensure that the Company's compensation program is effective in attracting, retaining and motivating key employees, that it reinforces business strategies and objectives for enhanced stockholder value and that the program is administered in a fair and equitable manner consistent with established policies and guidelines.

    The Compensation Committee's responsibilities include, but are not limited to:

     -- making recommendations to the Board with respect to non-CEO compensation, incentive compensation plans and equity-based plans;
     -- determining and approving the Chief Executive Officer's (CEO) compensation level based on the evaluation of the CEO's performance by the Management Oversight Committee in light of the goals and objectives set by these Committees;
     -- producing a compensation committee report on executive compensation as required by the SEC, to be included in Halliburton's annual proxy statement;
     -- taking part in an annual performance evaluation of the Compensation Committee;
     -- developing and approving an overall executive compensation philosophy, strategy and framework consistent with corporate objectives and stockholder interests;
     -- reviewing and approving all actions relating to compensation, promotion and employment-related arrangements for specified officers of Halliburton, its subsidiaries and affiliates;
     -- establishing annual performance criteria and reward schedules under Halliburton's annual incentive pay plans and certifying the performance level achieved and reward payments at the end of each plan year;
     -- approving any other incentive or bonus plans applicable to specified officers of Halliburton, its subsidiaries and affiliates;
     -- administering awards under Halliburton's 1993 Stock and Incentive Plan and its Supplemental Executive Retirement Plan;

     -- selecting an appropriate comparator group against which Halliburton's total executive compensation program is measured;
     -- reviewing and approving or recommending to the Board, as appropriate, major changes to, and taking administrative actions associated with, any other forms of non-salary compensation under its purview;
     -- reviewing and approving the stock allocation budget among all employee groups within Halliburton; and
     -- monitoring and reviewing periodically overall compensation program design and practice to ensure continued competitiveness, appropriateness and alignment with established philosophies, strategies and guidelines.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

    The Nominating and Corporate Governance Committee's responsibilities include, but are not limited to:

     -- reviewing periodically the corporate governance guidelines adopted by the Board of Directors and recommending revisions to the guidelines as appropriate;
     -- developing and recommending to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations;
     -- reviewing and periodically updating the criteria for Board membership and evaluating the qualifications of each Director candidate against the criteria;
     -- assessing the appropriate mix of skills and characteristics required of Board members;
     --   identifying and screening candidates for Board membership;
     -- establishing procedures for stockholders to recommend individuals for consideration by the Committee as possible candidates for election to the Board;
     -- reviewing annually each Director's continuation on the Board and recommending to the Board a slate of Director nominees for election at the Annual Meeting of Stockholders;
     --   recommending candidates to fill vacancies on the Board;
     -- reviewing periodically the status of each Director to assure compliance with the Board's policy that at least two-thirds of Directors meet the definition of independent Director;
     -- reviewing the Board's committee structure, and recommending to the Board for its approval Directors to serve as members and as Chairs of each committee;
     -- reviewing annually any stockholder proposals submitted for inclusion in Halliburton's proxy statement and recommending to the Board any Halliburton statements in response;
     -- reviewing periodically Halliburton's Director compensation practices, conducting studies and recommending changes, if any, to the Board; and
     --   reporting regularly on Committee activities and findings to the Board.

    Stockholder Nominations of Directors. Nominations by stockholders may be made at an Annual Meeting of Stockholders in the manner provided in our By-laws. The By-laws provide that a stockholder entitled to vote for the election of Directors may make nominations of persons for election to the Board at a meeting of stockholders by complying with required notice procedures. Nominations shall be made pursuant to written notice to the Vice President and Secretary at the address set forth on page 2 of this proxy statement, and must be received at our principal executive offices not less than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders. The notice shall set forth:

     -- as to each person the stockholder proposes to nominate for election or reelection as a Director:
        --   the name, age, business address and residence address of the person;
        --   the principal occupation or employment of the person;
        --   the class and number of shares of Halliburton common stock that are beneficially owned by the person; and
        --   all other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of
             1934, as amended; and
     --   as to the stockholder giving the notice:
        --   the name and record address of the stockholder; and
        --   the class and number of shares of Halliburton common stock that are beneficially owned by the stockholder.

    The proposed nominee may be required to furnish other information as Halliburton may reasonably require to determine the eligibility of the proposed nominee to serve as a Director. At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

    Qualifications of Directors. Candidates nominated for election or reelection to the Board of Directors should possess the following qualifications:

     --   personal characteristics;
        --   highest personal and professional ethics, integrity and values;
        --   an inquiring and independent mind; and
        --   practical wisdom and mature judgment;
     -- broad training and experience at the policy-making level in business, government, education or technology;
     -- expertise that is useful to Halliburton and complementary to the background and experience of other Board members, so that an optimum balance of members on the Board can be achieved and maintained;
     -- willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;
     -- commitment to serve on the Board over a period of several years to develop knowledge about Halliburton's principal operations;
     -- willingness to represent the best interests of all stockholders and objectively appraise management performance; and
     -- involvement only in activities or interests that do not create a conflict with the Director's responsibilities to Halliburton and its stockholders.

    The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and shall periodically review and update the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account in considering individual candidates.

    Process for the Selection of New Directors. The Board is responsible for filling vacancies on the Board. The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates for Board membership made by current Committee and Board members, Halliburton management, and stockholders. On occasion, the Committee may retain an independent executive search firm to identify candidates for consideration. A stockholder who wishes to recommend a prospective candidate should notify Halliburton's Vice President and Secretary, as described in this proxy statement. The Nominating and Corporate Governance Committee also considers whether to nominate persons put forward by stockholders pursuant to Halliburton's By-laws relating to stockholder nominations.

    When the Nominating and Corporate Governance Committee identifies a prospective candidate, the Committee determines whether it will carry out a full evaluation of the candidate. This determination is based on the information provided to the Committee by the person recommending the prospective candidate, and the Committee's knowledge of the candidate. This information may be supplemented by inquiries to the person who made the recommendation or to others. The preliminary determination is based on the need for additional Board members to fill vacancies or to expand the size of the Board, and the likelihood that the candidate will meet the Board membership criteria listed above. The Committee will determine, after discussion with the Chairman of the Board and other Board members, whether a candidate should continue to be considered as a potential nominee. If a candidate warrants additional consideration, the Committee may request an independent executive search firm to gather additional information about the candidate's background, experience and reputation, and to report its findings to the Committee. The Committee then evaluates the candidate and determines whether to interview the candidate. Such an interview would be carried out, in person or via telephone conference, by one or more members of the Committee and others as appropriate. Once the evaluation and interview are completed, the Committee recommends to the Board which candidates should be nominated. The Board makes a determination of nominees after review of the recommendation and the Committee's report.

HEALTH, SAFETY AND ENVIRONMENT COMMITTEE

    The Health, Safety and Environment Committee's responsibilities include, but are not limited to:

     -- reviewing and assessing Halliburton's health, safety and environmental policies and practices and proposing modifications or additions as needed;
     -- overseeing the communication and implementation of these policies throughout Halliburton;
     -- reviewing annually the health, safety and environmental performance of Halliburton's operating units and their compliance with applicable policies and legal requirements; and
     -- identifying, analyzing and advising the Board on health, safety and environmental trends and related emerging issues.

MANAGEMENT OVERSIGHT COMMITTEE

    The Management Oversight Committee's responsibilities include, but are not limited to:

     --   evaluating the performance of the Chief Executive Officer;
     -- reviewing succession plans for senior management of Halliburton and its major operating units;
     --   evaluating management development programs and activities; and
     --   reviewing other internal matters of broad corporate significance.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Halliburton seeks to enhance the Company's value by providing a broad spectrum of high quality services and related products within the energy services and engineering and construction business segments in which Halliburton operates. We believe that Halliburton's total compensation package for executives should emphasize compensation plans that are linked to measures of both absolute and relative performance.

    Our charter makes us responsible for overseeing Halliburton's overall compensation philosophy and objectives and gives us specific responsibility for reviewing, approving and monitoring the compensation program for senior executives of Halliburton and its business units. Our principal function is to ensure that Halliburton's compensation program is effective in attracting, retaining and motivating key employees, that it reinforces business strategies and objectives consistent with the Company's goals and that it is administered in a fair and equitable manner consistent with established policies and guidelines.

OVERALL EXECUTIVE COMPENSATION PHILOSOPHY AND STRATEGY

    The primary objectives of Halliburton's total compensation package for senior executives are to:

     --   emphasize operating performance drivers; and
     -- establish and maintain competitive executive compensation programs that enable Halliburton to attract, retain and motivate high caliber executives who will assure the long-term success of the business.

    Halliburton's compensation program is designed and regularly reviewed to ensure that the program's components support Halliburton's strategies and motivate employees to achieve business success. In determining what we deem to be appropriate types and amounts of compensation for executive officers, we consult with outside compensation consultants and review compensation data obtained from independent sources.

    In the design and administration of executive compensation programs, we generally target current market levels of compensation at the 50th percentile for good performance and between the 50th and 75th percentile competitive level for outstanding performance. In doing so, we consider the market data for a comparator group which reflects the markets in which Halliburton competes for business and people. The comparator group is composed of:

     -- specific peer companies within the energy services and engineering and construction industries; and
     -- selected companies from general industry having similar revenue size, number of employees and market capitalization and which, in our opinion, provide comparable references.

    Regression analysis is used in assessing all market compensation data to provide appropriate comparisons based on company size, complexity and performance, and individual role and job content. A consistent present value methodology is used in assessing stock-based and other long-term incentive awards.

    The focus and mix of executive compensation elements and opportunities are tailored by individual position to reflect an appropriate balance among fixed and variable pay, short and long-term focus, and business/organization unit or corporate accountability.

    Our executive compensation program consists of:

     --   a cash base salary;
     --   an annual incentive program;
     --   long-term incentive awards; and
     --   supplemental retirement and other executive benefits.

2003 SPECIAL COMPENSATION-RELATED CONSIDERATIONS

    Although steady progress was made during 2003 with respect to the resolution of our asbestos liability, investor concerns continued throughout the year and our stock price remained depressed relative to our competitors. As a result, achieving comparable levels of compensation, particularly long-term compensation, for our executives relative to our comparator group remained a challenge. As a consequence we chose to continue dividend equivalent payments on outstanding stock options for all actively employed option holders throughout 2003.

    Payment of 2002 Retention Awards. As reported in our Report on Executive Compensation in the 2003 proxy statement, Halliburton established retention arrangements in early 2002 for a select group of high performing senior and key executives deemed critical to the continuing operations of the Company. The retention period lasted from February 1, 2002 until January 1, 2003 and payments were made in January 2003. Accordingly, these payments are included in the Summary Compensation Table on page 18 with respect to the participating named executive officers.

BASE SALARY

    Executive salaries are referenced to market data for comparable positions within the comparator group. In addition to considering market comparisons in making salary decisions, we exercise discretion and judgment based on the following factors:

     --   level of responsibility;
     -- experience in current role and equitable compensation relationships among all Halliburton executives;
     --   performance; and
     -- external factors involving competitive positioning and general economic conditions.

No specific formula is applied to determine the weight of each factor.

    In light of Mr. Lesar's excellent performance and leadership in dealing with the asbestos situation and other serious issues facing the Company in 2003, the Committee raised his annual base salary by 9.1% to $1,200,000. In recognition of promotions, Messrs. Cornelison and Gibson also received base salary increases in 2003. Overall, adjustments to executive salaries made in 2003 were minimal except those recognizing promotions or significant changes in job responsibilities.

SHORT TERM INCENTIVE PLANS

    In 1995, we established the Annual Performance Pay Plan to provide a means to link total compensation to Halliburton's performance, as measured by cash value added, or CVA. CVA measures the difference between after tax cash income and a capital charge, based upon Halliburton's weighted average cost of capital, to determine the amount of value, in terms of cash flow, added to Halliburton's business. Since the inception of the Plan, CVA has provided a close correlation to total stockholder return, notwithstanding the reduced stock price resulting from Halliburton's asbestos-related issues in recent years. We believe the long-term viability of CVA will continue to be an astute proxy for total stockholder return.

    At the beginning of each plan year, we establish a reward schedule that aligns given levels of CVA performance beyond a threshold level with reward opportunities. The level of achievement of annual CVA performance determines the dollar amount of incentive compensation payable to participants.

    Officers of Halliburton and its business units and specific senior managers were eligible to participate in the Annual Performance Pay Plan during 2003. In 2003, consolidated CVA performance did not meet the required threshold level. Accordingly, Mr. Lesar and the other executives named in the Summary Compensation Table earned no annual incentive compensation for the year.

    The Company continues to make substantial progress in a number of critical areas. In an effort to recognize the ongoing efforts and future contributions made by selected named executive officers and key managers towards this progress, discretionary cash payments were made in early 2004. Accordingly, such payments will be included in the 2005 proxy statement Summary Compensation Table.

LONG-TERM INCENTIVE PLANS

    Halliburton uses long-term incentives to achieve the following objectives:

     -- reward consistent achievement of value creation and operating performance goals;
     --   align management with stockholder interests; and
     --   encourage long-term perspectives and commitment.

    Our 1993 Stock and Incentive Plan (the "1993 Plan") provides for a variety of cash and stock-based awards, including stock options, restricted stock, and performance shares, among others. Under the 1993 Plan, we may, in our discretion, select from among these types of awards to establish individual long-term incentive awards.

    In 2003 we continued to reduce our emphasis on stock options as the primary form of long-term compensation by using a combination of vehicles to meet our long-term incentive objectives. These included restricted stock and performance units as well as stock options. The appropriate mix was determined based on level within the organization. At the executive level, we placed particular emphasis on operations-based incentives, such as performance units, in addition to stock options and restricted stock.

    By granting a mix of long-term incentives, the Company expects to effectively address volatility in our industry and in the stock market -- thereby sustaining more value and preserving an incentive for management to meet performance goals. In addition to assuring judicious use of Company shares, we believe that this strategy will also achieve enhanced stockholder value through performance goals that use operating performance as the primary measure of success.

    Our determination of the size of equity-based grants to executive officers are based on market references to long-term incentive compensation for comparable positions within the comparator group and on our subjective assessment of organizational roles and internal job relationships. As a result of the long-term incentive awards that were made in 2001 and 2002, which were intended to provide three years worth of long-term incentive value, Messrs. Lesar, Cornelison, Gibson and Harl did not receive any option grants or restricted stock awards in 2003. Mr. Gaut received awards as listed in the Summary Compensation Table pursuant to his employment agreement with the Company.

    In 2003, we expanded participation in the Performance Unit Program to a broader group of key executives. The Performance Unit Program is a long-term program designed to provide key executives with specified incentive opportunities contingent on the level of achievement of pre-established corporate performance objectives and continued employment. The 2003 cycle began on January 1, 2003 and will end on December 31, 2005 (the "2003 Cycle"). Performance is measured based on Company consolidated Return on Capital Employed ("ROCE") compared to both absolute goals and results achieved by comparator companies. Individual incentive opportunities are established based on market references. The Program allows for rewards to be paid in cash, stock or a combination thereof.

    The 2001 cycle ended on December 31, 2003. Results for this first cycle of the Program included the achievement of Target levels of performance on both absolute and relative measures. Reward amounts earned by applicable named executive officers are listed in the Summary Compensation Table. Rewards for the 2001 cycle were paid in the form of one-half in stock and one-half in cash.

    As noted under 2003 Special Compensation-Related Considerations, we chose to continue to pay dividend equivalents on outstanding stock options to actively-employed option holders throughout 2003. This temporary program, established in 2002, serves to enhance the Company's ability to retain and motivate key employees by offsetting lost equity compensation associated with the decline in share price. The program was very well received by option holders and has been approved to continue, at a minimum, through the first two quarters of 2004.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Supplemental Executive Retirement Plan (formerly the Senior Executives' Deferred Compensation Plan) was established to provide retirement benefits to key executives. Determinations as to who will receive an allocation for a particular plan year and the amount of the allocation are made in our sole discretion. However, in making our determinations, we consider guidelines that include references to:

     --   retirement benefits provided from other company programs;
     --   compensation;
     --   length of service;
     --   years of service to normal retirement,

and allocating contributions with a goal of achieving a 75% base pay replacement assuming retirement at age 65 with 25 or more years of service.

    We authorized a 2003 supplemental retirement benefit addition for Mr. Lesar of $267,000.

POLICY REGARDING SECTION 162(M) OF THE INTERNAL REVENUE CODE

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation paid to the chief executive officer or any of the four other most highly compensated officers to the extent the compensation exceeds $1 million in any year. Qualifying performance-based compensation is not subject to this sanction if certain requirements are met.

    Our policy is to utilize available tax deductions whenever appropriate and consistent with our compensation philosophy. When designing and implementing executive compensation programs, we consider all relevant factors, including the availability of tax deductions with respect to compensation. Accordingly, we have attempted to preserve the federal tax deductibility of compensation in excess of $1 million a year to the extent doing so is consistent with the intended objectives of our executive compensation philosophy but we may from time to time pay compensation to our executive officers that may not be fully deductible. Because of the elective deferral by some executive officers of portions of their salary and incentive compensation, the loss of deductibility for 2003 earned compensation will not be significant.

    The 1993 Stock and Incentive Plan, as amended and restated effective May 20, 2003, enables qualification of stock options, stock appreciation rights and performance share awards as well as short-term and long-term cash performance plans under Section 162(m).

    We believe that the interests of Halliburton and its stockholders are well served by the executive compensation programs currently in place. These programs encourage and promote Halliburton's compensation objectives and permit the exercise of our discretion in the design and implementation of compensation packages. We will continue to review our executive compensation plans periodically to determine what changes, if any, should be made.

                                         Respectfully submitted,

                                         THE COMPENSATION COMMITTEE OF
                                         DIRECTORS

                                         Robert L. Crandall, Chairman
                                         Charles J. DiBona
                                         W. R. Howell
                                         Aylwin B. Lewis
                                         Jay A. Precourt
                                         C. J. Silas

                     COMPARISON OF CUMULATIVE TOTAL RETURN

    The following graph compares the cumulative total stockholder return on our common stock for the five-year period ended December 31, 2003, with the Standard & Poor's 500 Stock Index and the Standard & Poor's Energy Composite Index over the same period. This comparison assumes the investment of $100 on December 31, 1998 and the reinvestment of all dividends. The stockholder return set forth on the chart below is not necessarily indicative of future performance.

                    TOTAL STOCKHOLDERS' RETURN - FIVE YEARS
 ASSUMES INVESTMENT OF $100 ON DECEMBER 31, 1998 AND REINVESTMENT OF DIVIDENDS

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------------
                        12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
                        --------    --------    --------    --------    --------    --------
  Halliburton.......      100        137.69      125.46       46.05       67.80       96.32
  S&P 500...........      100        121.04      110.01       96.94       75.51       97.17
  S&P Energy........      100        100.65      100.91      104.55      106.79      115.30

    The following four tables set forth information regarding the Chief Executive Officer and the next four most highly compensated executive officers of Halliburton (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM COMPENSATION
                                                                                          ------------------------
                                                                                      AWARDS
                                              ANNUAL COMPENSATION            -------------------------           PAYOUTS
                                      ------------------------------------   RESTRICTED    SECURITIES    ------------------------
                                                              OTHER ANNUAL     STOCK       UNDERLYING      LTIP       ALL OTHER
NAME AND PRINCIPAL                     SALARY       BONUS     COMPENSATION     AWARDS     OPTIONS/SARS    PAYOUTS    COMPENSATION
POSITION                       YEAR      ($)       ($)(1)        ($)(2)        ($)(3)         (#)         ($)(4)        ($)(5)
------------------             ----   ---------   ---------   ------------   ----------   ------------   ---------   ------------
David J. Lesar...............  2003   1,200,000   1,008,333         --               0            0      1,956,563     426,528
 Chairman of the Board,
   President                   2002   1,100,000   1,719,972         --       4,482,368            0            N/A     448,678
 and Chief Executive Officer   2001   1,100,000   2,200,000         --       3,381,513      154,408            N/A     538,795
 of the Company

Albert O. Cornelison, Jr.....  2003     432,000     212,667         --               0            0            N/A     200,141
 Executive Vice President and  2002         N/A         N/A         --             N/A           --            N/A         N/A
 General Counsel of the        2001         N/A         N/A         --             N/A           --            N/A         N/A
 Company(6)

C. Christopher Gaut..........  2003     416,667     100,000         --         615,000      100,000            N/A     136,667
 Executive Vice President and  2002         N/A         N/A         --             N/A          N/A            N/A         N/A
 Chief Financial Officer of
   the                         2001         N/A         N/A         --             N/A          N/A            N/A         N/A
 Company(6)

John W. Gibson, Jr...........  2003     600,000     352,917         --               0            0        303,801     241,556
 President and Chief
   Executive                   2002         N/A         N/A         --             N/A          N/A            N/A         N/A
 Officer of Halliburton
   Energy                      2001         N/A         N/A         --             N/A          N/A            N/A         N/A
 Services, Inc. (6)

Robert R. Harl...............  2003     425,000     212,500         --               0            0        303,801      32,794
 President and Chief
   Executive                   2002     425,000     166,134         --       1,004,247            0            N/A     126,604
 Officer of Kellogg            2001     425,000     212,500         --         757,609       34,594            N/A     153,804
 Brown & Root

---------------

(1) The amounts disclosed include cash retention bonus payments made in 2003 for the 2002 Retention Awards for Messrs. Lesar, Cornelison, Gibson, and Harl, and a signing bonus for Mr. Gaut.

(2) The dollar value of perquisites and other personal benefits for each of the named executive officers was less than established reporting thresholds.

(3) In 2001, Mr. Lesar was granted 154,407 shares with restrictions lapsing over 10 years and Mr. Harl was granted 34,594 shares with restrictions lapsing over 10 years. In 2002, Mr. Lesar was granted 308,810 shares with restrictions lapsing over 10 years and Mr. Harl was granted 69,187 shares with restrictions lapsing over 10 years. In 2003, Mr. Gaut was granted 30,000 shares with restrictions lapsing over 10 years. Dividends are paid on the restricted shares. The total number and value of restricted shares held by each of the above individuals as of December 31, 2003 were as follows:

                                                            TOTAL
                                                          RESTRICTED    AGGREGATE
NAME                                                        SHARES     MARKET VALUE
----                                                      ----------   ------------
Mr. Lesar...............................................   783,740     $20,377,240
Mr. Cornelison..........................................    45,143       1,173,718
Mr. Gaut................................................    30,000         780,000
Mr. Gibson..............................................   130,584       3,395,184
Mr. Harl................................................   171,587       4,461,266

(4) Payouts from the Performance Unit Program for the 2001 cycle that began on January 1, 2001 and ended on December 31, 2003.

(5) "All Other Compensation" includes the following accruals for or contributions to various plans for the fiscal year ending December 31, 2003:
    (i) 401(k) plan matching contributions for Mr. Lesar -- $8,000, Mr. Cornelison -- $8,000, Mr. Gaut -- $8,000, Mr. Gibson -- $8,000, and Mr.
    Harl -- $8,000; (ii) benefit restoration accruals for Mr. Lesar
     -- $108,799, Mr. Cornelison -- $36,377, Mr. Gaut -- $8,667, Mr. Gibson
     -- $31,777, and Mr. Harl -- $16,103; (iii) supplemental executive retirement plan contributions for Mr. Lesar -- $267,000, Mr.
    Cornelison -- $150,000, Mr. Gaut -- $120,000, Mr. Gibson -- $177,000, and
    Mr. Harl -- $0; (iv) above-market earnings on benefit restoration account for Mr. Lesar -- $19,923, Mr. Cornelison -- $5,764, Mr. Gaut -- $0, Mr. Gibson -- $544, and Mr. Harl -- $8,691; and (v) above-market earnings on amounts deferred under elective deferral plans for Mr. Lesar -- $22,806, Mr. Cornelison -- $0, Mr. Gaut -- $0, Mr. Gibson -- $24,235, and Mr. Harl -- $0.

(6) Mr. Cornelison became an executive officer on May 15, 2002 Mr. Gaut became an executive officer on March 3, 2003; and Mr. Gibson became an executive officer on January 13, 2003.

                         OPTION GRANTS FOR FISCAL 2003

       INDIVIDUAL GRANTS(1)
       --------------------                                                                  POTENTIAL REALIZABLE VALUE
                                     NUMBER OF     % OF TOTAL                                 AT ASSUMED ANNUAL RATES
                                    SECURITIES      OPTIONS                                 OF STOCK PRICE APPRECIATION
                                    UNDERLYING     GRANTED TO    EXERCISE                        FOR OPTION TERM(2)
                                      OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION     ---------------------------
               NAME                 GRANTED (#)   FISCAL YEAR    ($/SHARE)      DATE            5%               10%
               ----                 -----------   ------------   ---------   ----------         --               ---
David J. Lesar....................           0            0           --            --    $            0   $             0
Albert O. Cornelison, Jr..........           0            0           --            --                 0                 0
C. Christopher Gaut...............     100,000         4.09        20.50      3/3/2013         1,289,233         3,267,172
John W. Gibson, Jr................           0            0           --            --                 0                 0
Robert R. Harl....................           0            0           --            --                 0                 0
All Optionees.....................   2,443,139       100.00       23.447(3)         (3)       36,025,740        91,296,300
All Stockholders..................         N/A          N/A          N/A           N/A    $6,463,353,295   $16,379,406,251(4)

----------------

(1) All options granted under the 1993 Plan are granted at the fair market value of the common stock on the grant date and generally expire ten years from the grant date. During employment, options vest over a three year period, with one-third of the shares becoming exercisable on each of the first, second and third anniversaries of the grant date. The options granted to designated executives are transferable by gift to individuals and entities related to the optionee, subject to compliance with guidelines adopted by the Compensation Committee.

(2) The assumed values result from the indicated rates of stock price appreciation. Values were calculated based on a 10-year exercise period for all grants. The actual value of the option grants is dependent on future performance of the common stock. There is no assurance that the values reflected in this table will be achieved. Halliburton did not use an alternative formula for a grant date valuation, as it is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) The exercise price shown is an average of the price of all options granted in 2003. Options expired on one or more of the following dates: January 6, 2013, January 29, 2013, February 14, 2013, March 3, 2013, May 22, 2013,
     June 9, 2013, July 17, 2013, July 30, 2013, August 15, 2013, September 4,
     2013, October 9, 2013, October 24, 2013, November 10, 2013, November 12,
     2013, November 13, 2013, and November 21, 2013.

(4) "All Stockholders" values are calculated using the average exercise price for all options awarded in 2003, $23.447, based on the outstanding shares of common stock on December 31, 2003.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2003
                      AND DECEMBER 31, 2003 OPTION VALUES

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                            SHARES                 OPTIONS AT FISCAL YEAR-END      IN-THE-MONEY OPTIONS AT
                                           ACQUIRED      VALUE              (SHARES)                 FISCAL YEAR-END($)
                                          ON EXERCISE   REALIZED   --------------------------      -----------------------
                  NAME                        (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                  ----                    -----------   --------   -----------   -------------   -----------   -------------
David J. Lesar..........................       0           0         895,704        115,806        275,768              0
Albert O. Cornelison, Jr................       0           0          27,069          5,906              0              0
C. Christopher Gaut.....................       0           0               0        100,000              0        550,000
John W. Gibson, Jr......................       0           0         164,985         16,453              0              0
Robert R. Harl..........................       0           0         150,982         25,945              0              0

LONG-TERM INCENTIVE COMPETITION

    The Performance Unit Program was established in 2001 to provide selected key executives with incentive opportunities based on the level of achievement of pre-established corporate performance objectives over three-year performance cycles. The purpose of the program is to reinforce Halliburton's objectives for sustained long-term performance and value creation as well as reinforce strategic planning processes and balance short and long-term decision making.

    Performance measures for the three-year cycle that began January 1, 2003, combine relative and absolute components tied to Halliburton's consolidated weighted average return on capital employed (ROCE). A performance matrix combining both the actual achievement of pre-established ROCE level (Absolute
Goal) and Halliburton's ROCE achievement level as compared to the comparator group (Relative Goal) is used to determine the percent of incentive opportunity achieved. The award is then calculated by multiplying the percent of incentive opportunity achieved by the target award. Payment may be made in cash, stock or a combination of cash and stock at the discretion of the Compensation Committee. No incentive will be earned or payment made under the Performance Unit Program for performance below the threshold level.

               LONG-TERM INCENTIVE PLANS - AWARDS IN FISCAL 2003

                                                                   ESTIMATED FUTURE PAYOUTS
                                                               UNDER NON-STOCK PRICE-BASED PLANS
                                                       -------------------------------------------------
                                       PERFORMANCE      PERFORMANCE
                                        CATEGORY         OR OTHER
                                     JANUARY 1, 2003   PERIOD UNTIL
                                         SALARY        MATURATION OR   THRESHOLD    TARGET      MAXIMUM
NAME                                       ($)            PAYOUT          ($)         ($)         ($)
----                                 ---------------   -------------   ---------   ---------   ---------
David J. Lesar.....................     1,200,000         2003-2005     900,000    1,800,000   3,600,000
Albert O. Cornelison, Jr. .........       432,000      Fiscal Years     129,600      259,200     518,400
C. Christopher Gaut(1).............       500,000                       187,500      375,000     750,000
John W. Gibson, Jr. ...............       600,000                       225,000      450,000     900,000
Robert R. Harl.....................       425,000                       127,500      255,000     510,000

---------------

(1) Annual salary as of commencement of employment on March 3, 2003.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                    NUMBER OF SECURITIES
                                                                                                  REMAINING AVAILABLE FOR
                                            NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER EQUITY
                                             ISSUED UPON EXERCISE OF      EXERCISE PRICE OF          COMPENSATION PLANS
                                               OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
                                               WARRANTS AND RIGHTS       WARRANTS AND RIGHTS      REFLECTED IN COLUMN(A))
              PLAN CATEGORY                            (A)                       (B)                        (C)
              -------------                 --------------------------   --------------------   ----------------------------

Equity compensation plans approved by
  security holders........................          18,280,780                  $31.05                   30,280,898

Equity compensation plans not approved by
  security holders........................                  --                      --                           --
                                                    ----------                  ------                   ----------

Total.....................................          18,280,780                  $31.05                   30,280,898

----------------
Note: There are 1,257,147 million shares with a weighted average exercise price of $35.76 to be issued upon exercise of outstanding options that were assumed in the 1998 Dresser merger, the 1996 Landmark acquisition and other business combinations. No further grants can be issued under these assumed plans.

                            EMPLOYMENT CONTRACTS AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT CONTRACTS

    Mr. Lesar. Mr. Lesar entered into an employment agreement with Halliburton as of August 1, 1995 which provided for his employment as Executive Vice President and Chief Financial Officer of Halliburton. The agreement also provides that, while Mr. Lesar is employed by Halliburton, management will recommend to the Compensation Committee:

     -- annual supplemental retirement benefit allocations under the Supplemental Executive Retirement Plan (formerly part of the Senior Executives' Deferred Compensation Plan); and
     -- annual grants of stock options under Halliburton's 1993 Stock and Incentive Plan, or 1993 Plan.

    These recommendations are to be consistent with the criteria utilized by the Compensation Committee for similarly situated executives.

    Under the terms of his employment agreement, in the event Mr. Lesar is involuntarily terminated by Halliburton for any reason other than termination for cause (as defined in the agreement), Halliburton is obligated to pay Mr. Lesar a severance payment equal to:

     -- the value of any restricted shares that are forfeited because of termination; and
     --   five times his annual base salary.

    Mr. Cornelison. Mr. Cornelison entered into an employment agreement with Halliburton on May 15, 2002, which provided for his employment as Vice President and General Counsel. Mr. Cornelison's employment agreement also provides for an annual salary of not less than $332,000 and participation in Halliburton's Annual Performance Pay Plan.

    Mr. Gaut. Mr. Gaut entered into an employment agreement with Halliburton on March 3, 2003, which provided for his employment as Executive Vice President. Mr. Gaut's employment agreement also provided for his subsequent appointment as Chief Financial Officer, an annual salary of not less than $500,000 and participation in Halliburton's Annual Performance Pay Plan. In addition, Mr. Gaut was granted 30,000 restricted shares and 100,000 stock options under the 1993 Plan.

    Mr. Gibson. Mr. Gibson entered into an employment agreement with Halliburton and Halliburton's subsidiary Landmark Graphics Corporation on January 1, 2000, which provided for his employment as Chief Operating Officer of Landmark. Mr. Gibson's employment agreement also provides for an annual salary of not less than $360,000 and participation in Halliburton's Annual Performance Pay Plan.

    Mr. Harl. Mr. Harl entered into an employment agreement with Halliburton and Halliburton's subsidiary, Brown & Root Services Corporation (which was merged into Kellogg Brown & Root, Inc. or KBR), on September 29, 1998, which provided for his employment as President of KBR. Mr. Harl's employment agreement also provides for an annual salary of not less than $325,000 and participation in Halliburton's Annual Performance Pay Plan. In addition, Mr. Harl was granted 15,000 restricted shares under the 1993 Plan.

    Under the terms of the employment agreements with Messrs. Cornelison, Gaut, Gibson and Harl, if any of these executives are terminated for any reason other than voluntary termination (as defined in the agreements), death, retirement (either at age 65 or voluntarily prior to age 65), permanent disability, or termination by Halliburton for cause (as defined in the agreements), the executive is entitled to severance payments equal to:

     -- the value of any restricted shares that are forfeited because of termination;
     --   two years' base salary;
     --   any unpaid bonus earned in prior years; and
     -- any bonus payable for the year in which his employment is terminated determined as if he had remained employed for the full year.

CHANGE-IN-CONTROL ARRANGEMENTS

    Under the 1993 Plan, in the event of a Corporate Change, unless an Award Document otherwise provides, as of the Corporate Change Effective Date, the following will occur automatically:

     -- any outstanding Options and Stock Appreciation Rights shall become immediately vested and fully exercisable;
     --   any restrictions on Restricted Stock Awards shall immediately lapse;
     -- all performance measures upon which an outstanding Performance Award is contingent shall be deemed achieved and the Holder shall receive a payment equal to the maximum amount of the Award he or she would have been entitled to receive, prorated to the Corporate Change Effective Date; and
     -- any outstanding cash Awards including, but not limited to, Stock Value Equivalent Awards, shall immediately vest and be paid based on the vested value of the award.

    Under the Annual Performance Pay Plan:

     -- in the event of a change-in-control during a plan year, a participant will be entitled to an immediate cash payment equal to the maximum dollar amount he or she would have been entitled to for the year, prorated through the date of the change-in-control; and
     -- in the event of a change-in-control after the end of a plan year but before the payment date, a participant will be entitled to an immediate cash payment equal to the incentive earned for the plan year.

    Under the Performance Unit Program:

     -- in the event of a change-in-control during a performance cycle, a participant will be entitled to an immediate cash payment equal to the maximum amount he or she would have been entitled to receive for the performance cycle, prorated to the date of the change-in-control; and
     -- in the event of a change-in-control after the end of a performance cycle but before the payment date, a participant will be entitled to an immediate cash payment equal to the incentive earned for that performance cycle.

    Under the Employee Stock Purchase Plan, in the event of a change-in-control, unless the successor corporation assumes or substitutes new stock purchase rights:

     -- the purchase date for the outstanding stock purchase rights will be accelerated to a date fixed by the Compensation Committee prior to the effective date of the change-in-control; and
     -- on the effective date, any unexercised stock purchase rights will expire and Halliburton will promptly refund the unused amount of each participant's payroll deductions.

                            DIRECTORS' COMPENSATION

Directors' Fees and Deferred Compensation Plan

    All non-employee Directors receive an annual fee of $40,000 and an attendance fee of $2,000 for each meeting of the Board of Directors. The Directors' also receive an attendance fee of $2,000 per meeting for committee service. The annual fee was increased from $30,000 to $40,000 at the May 21, 2003 meeting. The increase became effective in June 2003. The Chairmen of the Audit; Compensation; Nominating and Corporate Governance; Health, Safety and Environment; and Management Oversight Committees each receive an additional $10,000 retainer annually.

    Under the Directors' Deferred Compensation Plan, Directors are permitted to defer their fees, or a portion of their fees, until after they cease to be a Director. A participant may elect, on a prospective basis, to have his or her deferred compensation account either credited quarterly with interest at the prime rate of Citibank, N.A. or translated on a quarterly basis into common stock equivalents. Distribution will be made either in a lump sum or in annual installments over a 5- or 10-year period, as determined in the discretion of the committee appointed to administer the plan. Distributions of common stock equivalents are made in shares of common stock, while distributions of deferred compensation credited with interest are made in cash. Messrs. Crandall, Derr, DiBona, Hunt, Lewis and Precourt and Ms. Reed have elected to participate in the plan.

Directors' Restricted Stock Awards

    Pursuant to the terms of the Restricted Stock Plan for Non-Employee Directors, which was approved by the stockholders at the 1993 Annual Meeting, each non-employee Director receives an annual award of 400 restricted shares of common stock as a part of his or her compensation. The awards are in addition to the Directors' annual retainer and attendance fees. Shares awarded under the Directors' Restricted Stock Plan may not be sold, assigned, pledged or otherwise transferred or encumbered until the restrictions are removed. Restrictions will be removed following termination of Board service under specified circumstances, which include, among others, death or disability, retirement under the Director mandatory retirement policy, or early retirement after at least four years of service. During the restriction period, Directors have the right to vote, and to receive dividends on, the restricted shares. Any shares that under the plan's provisions remain restricted following termination of service will be forfeited.

    At the July 17, 2003 meeting of Directors, the Directors approved annual awards of 600 restricted shares of common stock under the 1993 Plan for non-employee Directors as compensation in addition to the 400 restricted shares awarded under the Restricted Stock Plan for Non-Employee Directors. The terms of the awards are the same as the annual awards under the Restricted Stock Plan for Non-Employee Directors. Directors not participating in the Directors' Retirement Plan will also receive an annual award of 800 restricted shares of common stock that have been converted from stock option awards as described below for a total annual award of 1,800 restricted shares of common stock under both the Restricted Stock Plan for Non-Employee Directors and the 1993 Plan. Directors participating in the Directors' Retirement Plan will also receive an annual award of 400 restricted shares of common stock that have been converted from stock option awards for a total annual award of 1,400 restricted shares of common stock.

Directors' Stock Options

    Subsequent to the 2000 Annual Meeting and until the July 17, 2003 meeting of Directors, the non-employee Directors were granted awards under the 1993 Plan as follows:

     -- Each Director elected after the 2000 Annual Meeting received an option for 5,000 shares of Halliburton common stock at the time of initial election to the Board and an option for 2,000 shares each year thereafter at the time of the Director's reelection. The option grants were in lieu of benefits under the Directors' Retirement Plan (discussed below) which is closed to Directors first elected after the 2000 Annual Meeting.
     -- Each Director who continued to participate in the Directors' Retirement Plan received an annual option for 1,000 shares at the time of reelection to the Board.
     -- Each "grandfathered" Director who opted out of the Directors' Retirement Plan (Messrs. Hunt, Martin and Precourt) received a one-time option grant for 5,000 shares and an annual option for 2,000 shares at the time of reelection.

    Options granted under the stock option program:

     -- have an exercise price equal to the closing price of Halliburton's common stock on the grant date;
     --   become exercisable six months after the grant date; and
     -- are exercisable for 10 years from the date of grant or three years after termination of service, whichever is the shorter period.

    At the July 17, 2003 meeting of Directors, the Directors determined that, in lieu of future stock option awards, restricted stock would be awarded under the 1993 Plan. Using a 2.5 conversion rate effective August 1, 2003, awards which would have been of 5,000, 2,000 and 1,000 stock options will now be awards of 2,000, 800 and 400 shares of restricted stock, respectively. This Director action prospectively terminates the awards of stock options to non-employee Directors, but it does not impact stock options previously awarded to such Directors.

Directors' Retirement Plan

    As noted above, the Directors' Retirement Plan is closed to new Directors elected after May 16, 2000. Each individual who was serving as a non-employee Director on May 16, 2000 continued to be eligible to participate in the plan but had a one-time right to opt out of the plan and receive the same level of option grants as a new Director. Messrs. Hunt, Martin and Precourt elected to cease participation in the plan in exchange for the right to receive additional grants of options.

    Under the Directors' Retirement Plan, each non-employee Director who continues as a participant will receive an annual benefit upon the benefit commencement date. The benefit commencement date is the later of a participant's termination date or attainment of age 65. The benefit will be equal to the last annual retainer for the participant for a period of years equal to the participant's years of service on his or her termination date. The minimum benefit payment period for each participant is 5 years. Upon the death of a participant, benefit payments will be made to the surviving spouse, if any, over the remainder of the retirement benefit payment period. Years of service for each Director participant under the plan are: Mr. Crandall - 19, Mr. DiBona - 7, Mr. Howell - 13, and Mr. Silas - 11. Assets are transferred to State Street Bank and Trust Company, as Trustee, to be held under an irrevocable grantor trust to aid Halliburton in meeting its obligations under the Directors' Retirement Plan. The principal and income of the trust are treated as assets and income of Halliburton for federal income tax purposes and are subject to the claims of general creditors of Halliburton to the extent provided in the plan.

Charitable Contributions

    Matching Gifts. To further Halliburton's support for charities, non-employee Directors are able to participate in Halliburton's educational and not-for-profit hospital and medical foundation programs on the same terms as Halliburton's employees. Under those programs, Halliburton may make a contribution in the amount double the amount contributed by the Director to an educational institution, not-for-profit hospital or medical foundation approved by the Halliburton Foundation. The maximum aggregate match is $40,000 per year. Halliburton has not made a charitable contribution to any charitable organization in which any Director serves as an executive officer, within the preceding three years, that exceeds in any single fiscal year the greater of $1 million or 2% of such charitable organizations consolidated gross revenues.

                             AUDIT COMMITTEE REPORT

    Halliburton's Audit Committee consists of Directors who, in the business judgment of the Board of Directors, are independent under Securities and Exchange Commission regulations and the New York Stock Exchange listing standards. In addition, in the business judgment of the Board of Directors, all five members of the Audit Committee, Robert L. Crandall, Kenneth T. Derr, W. R. Howell, Ray L. Hunt and C. J. Silas, have accounting or related financial management experience required under the listing standards and have been designated by the Board of Directors as "audit committee financial experts". We operate under a written charter, a copy of which is included as Appendix B to this proxy statement. As required by the charter, we review and reassess the charter annually and recommend any changes to the Board of Directors for approval.

    Under the charter, Halliburton's management is responsible for preparing Halliburton's financial statements and the principal independent accountants are responsible for auditing those financial statements. The Audit Committee's role under the charter is to provide oversight of management in carrying out management's responsibility and to appoint, compensate, retain and oversee the work of the principal independent accountants. The Audit Committee is not providing any expert or special assurance as to Halliburton's financial statements or any professional certification as to the principal independent accountants' work.

    In fulfilling our oversight role for the year ended December 31, 2003, we:

     -- reviewed and discussed Halliburton's audited financial statements with management;
     -- discussed with KPMG LLP, Halliburton's principal independent accountants, the matters required by Statement on Auditing Standards No. 61 relating to the conduct of the audit;
     -- received from KPMG LLP the written disclosures and letter required by Independence Standards Board Standard No. 1; and
     --   discussed with KPMG LLP its independence.

    Based on our:

     --   review of the audited financial statements,
     --   discussions with management,
     --   discussions with KPMG LLP, and
     --   review of KPMG LLP's written disclosures and letter,

we recommended to the Board of Directors that the audited financial statements be included in Halliburton's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. Our recommendation considers our review of that firm's qualifications as independent accountants for the Company. Our review also included matters required to be considered under Securities and Exchange Commission rules on auditor independence, including the nature and extent of non-audit services. In our business judgment the nature and extent of non-audit services performed by KPMG LLP during the year did not impair the firm's independence.

                                         Respectfully submitted,
                                         THE AUDIT COMMITTEE OF DIRECTORS

                                         Robert L. Crandall
                                         Kenneth T. Derr
                                         W. R. Howell
                                         Ray L. Hunt
                                         C. J. Silas, Chairman

                             FEES PAID TO KPMG LLP

    During 2002 and 2003, Halliburton incurred the following fees for services performed by KPMG LLP:

                                                                  2003            2002
                                                                  ----            ----
                                                              (IN MILLIONS)   (IN MILLIONS)
Audit Fees..................................................      $13.4           $10.2
Audit-related fees..........................................        1.2             0.5
Tax fees....................................................        3.2             1.2
Other fees..................................................        6.6             4.3
                                                                  -----           -----
  Total.....................................................      $24.4           $16.2
                                                                  =====           =====

AUDIT FEES

    Audit fees represent the aggregate fees for professional services rendered by KPMG LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2003 and December 31, 2002, including audits of many of our subsidiaries in regards to compliance with statutory requirements in foreign countries, and the reviews of our financial statements included in the Forms 10-Q we filed for fiscal year 2003 and 2002.

AUDIT-RELATED FEES

    Audit-related fees primarily include professional services rendered by KPMG LLP for audits of our employee benefit plans and advice and consultation related to our implementation of the provisions of Section 404 of the Sarbanes-Oxley Act.

TAX FEES

    The aggregate fees for tax services primarily consisted of international tax compliance, and services related to our expatriate employees including tax and immigration related services.

ALL OTHER FEES

    All other fees comprise professional services rendered by KPMG LLP primarily related to the SEC investigation and work associated with the bankruptcy proceedings of our subsidiaries DII Industries, LLC, Kellogg Brown & Root, Inc. and other affected subsidiaries.

PRE-APPROVAL POLICIES AND PROCEDURES

    The Audit Committee has established written pre-approval policies that require the approval by the Audit Committee of all services provided by KPMG LLP as the principal independent accountants that examine the financial statements and the books and records of Halliburton and all audit services provided by other independent accountants. The current version of the policy is attached to this proxy statement as Appendix F. All of the fees described above provided by KPMG LLP to Halliburton were approved in accordance with the policy. Our Audit Committee considered whether KPMG LLP's provisions of tax services and All Other Fees as reported above is compatible with maintaining KPMG LLP's independence as our principal independent accounting firm.

WORK PERFORMED BY PRINCIPAL ACCOUNTANT'S FULL TIME, PERMANENT EMPLOYEES

    KPMG LLP's work on Halliburton's audit was performed by KPMG LLP partners and employees.

                           THE SELECTION OF AUDITORS

    KPMG LLP has examined Halliburton's financial statements beginning with the fiscal year ending December 31, 2002. The Board of Directors has appointed KPMG LLP as principal independent accountants to examine the financial statements and the books and records of Halliburton for the year ending December 31, 2004. The appointment was made upon the recommendation of the Audit Committee. KPMG LLP has advised that neither the firm nor any member of the firm has any direct financial interest or any material indirect interest in Halliburton. Also, during at least the past three years, neither the firm nor any member of the firm has had any connection with Halliburton in the capacity of promoter, underwriter, voting trustee, Director, officer or employee.

    Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

    The Board of Directors has decided to change its practice of presenting a resolution at the Annual Meeting for the stockholders to ratify the appointment of the principal independent accountants. The Board of Directors believes procedures that the Board and the Audit Committee have put in place with respect to the principal independent accountants makes such practice unnecessary.

     ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4)

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

                                    (ITEM 2)

    The Board of Directors has unanimously approved, declared advisable and recommends that the stockholders consider and approve an amendment (the "Amendment") to ARTICLE FOURTH of Halliburton's Certificate of Incorporation, as amended (the "Certificate"), pursuant to which the authorized amount of shares of common stock would be increased from 600 million shares to 1 billion shares. The Certificate also currently authorizes the issuance of up to 5 million shares of preferred stock (the "Preferred Stock"), of which no shares are issued and outstanding. The Amendment would not alter the authorized amount of Preferred Stock.

    The resolution to be voted upon to effect the Amendment is set forth in Appendix G to this proxy statement.

PURPOSE AND EFFECTS OF THE AMENDMENT

    As of March 22, 2004 there were    --   shares of common stock issued and
outstanding and    --   shares were reserved,    --   shares of which were
reserved for employee benefit plans and director compensation plans and 59.5 million shares of which were reserved for issuance to one or more trusts for the benefit of asbestos and silica personal injury claimants in connection with the plan of reorganization proposed in the Chapter 11 bankruptcy proceedings of our subsidiaries DII Industries, LLC, Kellogg Brown & Root, Inc. and other affected subsidiaries.

    The Board of Directors believes that the flexibility provided by the Amendment to permit Halliburton to issue or reserve additional common stock, in the discretion of the Board of Directors, without the delay or expense of a special meeting of stockholders, is in the best interests of Halliburton and its stockholders. Shares of common stock may be used for general purposes, including stock splits and stock dividends, acquisitions, possible financing activities and other employee, executive and director benefit plans. Possible financing activities might include raising additional capital funds through offerings of shares of our common stock or of equity or debt securities convertible into or exchangeable for shares of our common stock. We have no present plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of common stock that would be authorized by adoption of the Amendment.

    Pursuant to the Certificate, our stockholders have no preemptive rights with respect to the additional shares of common stock being authorized. The Certificate does not require further approval of stockholders prior to the issuance of any additional shares of common stock. In some circumstances (generally relating to the number of shares to be issued, the manner of offering and the identity of the recipients), the rules of the New York Stock Exchange, or NYSE, may require specific authorization in connection with the issuance of additional shares. We do not anticipate that we will seek authorization from stockholders for issuance of additional shares of common stock unless required by applicable laws or the NYSE.

    The issuance of any additional shares of common stock may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The Amendment also may have the effect of discouraging attempts to take over control of Halliburton, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of us. The Amendment is not being proposed in response to any known effort or threat to acquire control of Halliburton and is not part of a plan by management to adopt a series of amendments to the Certificate and By-laws having an anti-takeover effect.

    In accordance with Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the Amendment. Accordingly, abstentions and broker non-votes applicable to shares present at the Meeting will have the same effect as votes cast against approval of the Amendment. If the Amendment is approved, we intend to file the Amendment with the Secretary of State of Delaware soon after the approval.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

     ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4)

                   STOCKHOLDER PROPOSAL ON OPERATIONS IN IRAN

                                    (ITEM 3)

    The New York City Police Pension Fund and the New York City Fire Department Pension Fund ("NYC Funds"), located at 1 Centre Street, New York, New York 10007-2341, has notified Halliburton that it intends to present the resolution set forth below to the Annual Meeting for action by the stockholders. NYC Funds' supporting statement for the resolution, along with the Board of Directors' statement in opposition is set forth below. As of December 2, 2003, the New York City Police Pension Fund beneficially owned 284,984 shares of Halliburton's common stock and the New York City Fire Department Pension Fund beneficially owned 128,606 shares of Halliburton's common stock. Proxies solicited on behalf of the Board of Directors will be voted AGAINST this proposal unless stockholders specify a contrary choice in their proxies.

PROPOSAL

Halliburton Company
Review and Report of Operations in Iran

WHEREAS, since the 2001 terrorist attacks against the United States, there has been increased interest among investors and the general public concerning corporate ties to states that reportedly sponsor terrorist activity, and

WHEREAS, U.S. law currently restricts trade by American companies with states designated as "sponsors of terrorism" by the U.S. State Department, and

WHEREAS, in February 2000 Halliburton opened an office in Iran under the name of Halliburton Products and Services, Ltd., its Cayman Island subsidiary,

THEREFORE, be it resolved that the shareholders request that the Board of Directors establish a committee of the Board to review Halliburton's operations in Iran with a particular reference to potential financial and reputational risks incurred by the company by such operations, and

Be it further resolved that shareholders request that this review committee report to shareholders on its findings no later than September 2004. This report should be produced at reasonable cost and contain no proprietary information.

SUPPORTING STATEMENT

    According to the U.S. State Department, the Iranian government has actively supported and funded terrorist operations against innocent civilians outside its own borders. These activities led to the imposition of government sanctions that provide that virtually all trade and investment activity with Iran by U.S. corporations, is prohibited. We believe that Halliburton's use of its Cayman Island subsidiary to establish operations in Tehran violates the spirit, if not the letter of the law. It also exposes the company to the prospect of negative publicity, public protests, and a loss of consumer confidence, all of which can have a negative impact on shareholder value.

    In 2001, the Securities and Exchange Commission stated that a company's involvement with states that sponsor terrorism is a legitimate shareholder concern "substantially likely to be significant to a reasonable investors decision about whether to invest in that company". The New York City Police and Fire Department Pension Funds urge you to vote FOR this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL. HALLIBURTON'S STATEMENT IN OPPOSITION IS AS FOLLOWS:

    The New York City Police Pension Fund and the New York City Fire Department Pension Fund (the Funds) have submitted an identical proposal to the one the Funds submitted for last year's proxy statement. Last year, the parties agreed that Halliburton would prepare a report for its Board of Directors, and would publish the report in its 2003 Annual Report, in return for the New York City Comptroller, on behalf of the Funds, withdrawing the proposal. Halliburton believes it complied with that agreement, prepared the Iran report which stated the nature and amount of Halliburton subsidiaries' business in Iran, and sent it to the New York City Comptroller's office on October 23, 2003. A copy of Halliburton's Iran report is available on Halliburton's website at www.halliburton.com, and is included in our 2003 Annual Report.

    We do not believe that our reputation is adversely affected by doing legitimate business. Further, the amount of Iran work is not significant to our total operations. Our foreign subsidiaries' operations in Iran represented less than one percent of both gross sales and net earnings from continuing operations of Halliburton in 2003. Inasmuch as Halliburton subsidiaries have conducted these operations in Iran openly for some fifty years, we perceive no significant risk to the company in continuing.

    Regarding allegations of terrorist activity sponsored by the government of Iran, we believe that decisions as to the nature of such governments and their actions are better made by governmental authorities and international entities such as the United Nations as opposed to individual persons or companies. Where the United States government has mandated that United States companies refrain from commerce, we comply, often to the advantage of our international competitors. In the case of doing business in Iran, Halliburton's limited operations are staffed and managed by non-U.S. personnel in compliance with applicable law. While the Board shares the Funds' concern about terrorist activities, history has shown that single country, let alone corporate, boycotts and sanctions, are ineffective, often injuring the economic interests of the boycotting entity.

    Halliburton does not always agree with the policies or actions of governments in every place that we or our affiliates do business. Due to the long-term nature of our business and the inevitability of political and social change, however, it is neither prudent nor appropriate for Halliburton to establish its own country-by-country foreign policy.

    Because of the long-term view we need to take and the requirements of our customers, the Board believes that the reporting requested by the proposal will not create value to the stockholders. Halliburton fully complied with the New York Comptroller's request last year and produced a thorough report.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED AGAINST THE PROPOSAL UNLESS INSTRUCTED OTHERWISE.

     ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4)

            STOCKHOLDER PROPOSAL ON DIRECTOR ELECTION VOTE THRESHOLD

                                    (ITEM 4)

    The United Brotherhood of Carpenters Pension Fund ("UBC Funds"), located at 101 Constitution Avenue, N.W., Washington, D.C. 20001, has notified Halliburton that it intends to present the resolution set forth below to the Annual Meeting for action by the stockholders. UBC Funds' supporting statement for the resolution, along with the Board of Directors' statement in opposition is set forth below. As of December 19, 2003, the UBC Funds beneficially owned 7,400 shares of Halliburton's common stock. Proxies solicited on behalf of the Board of Directors will be voted AGAINST this proposal unless stockholders specify a contrary choice in their proxies.

PROPOSAL

    RESOLVED: That the shareholders of Halliburton Company ("Company") hereby request that the board of directors initiate the appropriate process to amend the Company's governance documents (certificate of incorporation or bylaws) to provide that nominees standing for election to the board of directors must receive the vote of a majority of the shares entitled to vote at an annual meeting of shareholders in order to be elected or re-elected to the board of directors.

SUPPORTING STATEMENT

    Our Company is incorporated in the state of Delaware. Delaware corporate law provides that a company's certificate of incorporation or bylaws may specify the number of votes that shall be necessary for the transaction of any business. (8 Del. C. 1953, Section 216 -- Quorum and required vote for stock corporations). Further, the law provides that in the absence of any such specification in the certificate of incorporation or bylaws of the corporation, directors "shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors." Our Company presently does not specify a vote requirement other than a plurality for the election of directors, so Company directors are elected by a plurality of the vote.

    We feel that it is appropriate and timely for the board to initiate a change in the threshold vote required for a nominee to be elected to the board of directors. While the governance change proposed would entail a vote of the shareholders, the board of directors is positioned to initiate the amendment process. We believe that in order to make corporate director elections more meaningful at our Company, directors should have to receive the vote of a majority of the shares entitled to be voted in a director election. Under the present system, a director can be re-elected even if a substantial majority of the votes cast is withheld from that director. For example, if there are 100 million votes represented at a meeting and eligible to be cast and 90 million of these votes are withheld from a given candidate, he or she would still be elected with a plurality of the vote despite the fact that 90% of the votes cast withheld support for that nominee's election to the board. We believe that a director candidate that does not receive a majority of the vote cast should not be seated as a director.

    It is our contention that the proposed majority vote standard for corporate board elections is a fair and reasonable standard and adoption of such a standard will strengthen the corporate governance processes at our Company. We urge your support of this important governance reform.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL. HALLIBURTON'S STATEMENT IN OPPOSITION IS AS FOLLOWS:

    The Proposal indicates that Directors of Halliburton are elected by a plurality because Halliburton has not specified a voting requirement for directors other than plurality voting. That is untrue. Paragraph 4 of Halliburton's By-laws provides that Directors shall be elected by a plurality vote.

    The number of director positions to fill each year is determined by the Board of Directors and is based upon the Nominating and Corporate Governance Committee's and the Board's determinations as to the number of Directors necessary to staff the Board's committees and to address the Board's workload. The requirement of a majority vote for election of a director could put the Board in the position of having an insufficient number of members to carry out the Board's work.

    The penultimate sentence of the second paragraph of the Supporting Statement provides an illustration that a board nominee could be elected by a plurality of the vote despite the fact that 90% of the votes cast withheld support for that nominee's election to the board. This illustration is not necessarily true and is misleading. It assumes, but does not state, that the number of nominees is equal to the number of directors to be elected. Of course, the nominee in the illustration would not be elected if there are more nominees than positions to be filled and the nominee receiving 10 million votes did not receive a plurality vote.

    The references in the Supporting Statement to "strengthen the corporate governance processes" and "governance reform" are misleading, especially when combined with the 90% withhold vote illustration. For the past three years, the largest withhold vote received by any Halliburton Board-nominated Director was 16%. At last year's annual meeting, which involved each of the incumbent Directors, the largest withhold vote received was approximately 3%. The Proposal suggests that Directors for Halliburton's Board are being elected by minimal affirmative votes and that change is in order. That clearly is not the case for Halliburton.

    While conceptually the requirement of a majority vote is simple, it does raise issues. The Securities and Exchange Commission issued proposed rules on stockholder access to the proxy (Security Holder Director Nominations, Release No. 34-48626), and one of the questions raised by the SEC in the proposed rule, after stating that most companies use plurality voting in the election of directors, is what specific issues arise where other than plurality voting is used.

    The Board of Directors is of the view that election of Directors of Halliburton by plurality voting, which is the norm in the United States, is appropriate and that no change to the Halliburton By-law provision providing for election of Directors by a plurality vote is necessary.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED AGAINST THE PROPOSAL UNLESS INSTRUCTED OTHERWISE.

     ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4)

                 STOCKHOLDER PROPOSAL TO SEPARATE CHAIRMAN/CEO

                                    (ITEM 5)

    The United Association S&P 500 Index Fund ("UA Funds"), located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, has notified Halliburton that it intends to present the resolution set forth below to the Annual Meeting for action by the stockholders. UA Funds' supporting statement for the resolution, along with the Board of Directors' statement in opposition is set forth below. As of December 18, 2003, the United Association S&P 500 Fund is a beneficial owner of 26,942 shares of Halliburton's common stock. Proxies solicited on behalf of the Board of Directors will be voted AGAINST this proposal unless stockholders specify a contrary choice in their proxies.

PROPOSAL

Separate Chairman/CEO

    RESOLVED, that the shareholders of Halliburton Company ("Company") urge the Board of Directors to take the necessary steps to amend the by-laws to require that, subject to any presently existing contractual obligations of the Company, the Chairman of the Board of Directors shall not concurrently serve as the Chief Executive Officer.

SUPPORTING STATEMENT

    The Board of Directors is elected by shareholders to oversee management and its Chairman provides leadership for the Board. The Business Roundtable has noted that "the paramount duty of the board of directors is to select a Chief
Executive Officer and to oversee the CEO and other senior management. . . ." The
Business Roundtable, Principles of Corporate Governance, May 2002.

    We believe that to be effective a board of directors must be led by a Chairman who is independent of management, for, in our opinion, having the same individual serve as both Chairman and CEO necessarily impairs the Chairman's ability to hold the CEO accountable.

    The Conference Board recently issued a report on corporate governance. The Commission's members included John Snow, U.S. Treasury Secretary and Former Chairman of CSX Corporation; John Bogle, the Founder and former Chairman of Vanguard Group; Arthur Levitt Jr., former SEC Chairman; and former Federal Reserve System Chairman Paul Volcker. Its report stated:

       The Commission is profoundly troubled by the corporate scandals of the recent past. The primary concern in many of these situations is that strong CEOs appear to have exerted a dominant influence over their boards, often stifling the efforts of directors to play the central oversight role needed to ensure a healthy system of corporate governance. . . .

       The ultimate responsibility for good corporate governance rests with the board of directors. Only a strong, diligent and independent board of directors that understands the key issues, provides wise counsel and asks management the tough questions is capable of ensuring that the interests of shareowners as well as other constituencies are being properly served. The Conference Board Commission on Public Trust and Private Enterprise, Findings and Recommendations, Jan. 9, 2003.

    The Report discussed three principal approaches to provide the appropriate balance between board and CEO functions, including:

       The roles of Chairman and CEO would be performed by two separate individuals, and the Chairman would be one of the independent directors. The Commission recommends that each corporation give careful consideration, based on its particular circumstances, to separating the offices of Chairman and Chief Executive Officer. The Commission believes that separating the positions of Chairman and CEO is fully consistent with the objectives of the [Sarbanes-Oxley] Act, the proposed New York Stock Exchange listing requirements, and the proposed NASDAQ requirements, and that separating the roles of Chairman and CEO enhances implementation of the Act and stock exchange reforms.

    Our Company's Chairman is also its CEO. We urge your support for this proposal to require that the Chairman of the Board of Directors not also serve as the Chief Executive Officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL. HALLIBURTON'S STATEMENT IN OPPOSITION IS AS FOLLOWS:

    The Board believes it is in the best interest of stockholders to permit our CEO to also serve as Chairman of the Board. The existing By-laws give the Board the flexibility to determine whether the roles of Chairman and CEO should be combined or separate. The Board believes that stockholders are best served if the Board remains free to decide what leadership structure works best for Halliburton based upon the then current facts and circumstances. Currently, Mr. Lesar fills the roles of both Chairman and CEO. The Board believes that this remains the best leadership structure for Halliburton at this time.

    We disagree with the proponent's premise that the Board will be dominated by the CEO, ineffective and unable to hold the CEO accountable if the Chairman is not an independent Board member. Halliburton has been a leader in maintaining a strong and independent Board and follows sound corporate governance practices, as described in detail starting on page 7 of this proxy statement. Except for Mr. Lesar, the Board is currently composed entirely of independent Directors. Halliburton has established corporate governance guidelines that provide as follows:

     --   two-thirds of the members of the Board must be independent;
     -- independence standards that meet or exceed the Corporate Governance Rules of the New York Stock Exchange;
     --   only outside Directors serve on Board committees;
     --   five standing committees of the Board:
        --   Management Oversight;
        --   Audit;
        --   Compensation;
        --   Nominating and Corporate Governance; and
        --   Health, Safety and Environment;
     --   Board approval of the members and Chairman of the committees of the
          Board;
     -- at the discretion of the committee Chairman, advance review and approval of the agendas of committee meetings;
     -- executive sessions of the outside Directors at each regularly scheduled Board meeting and Management Oversight Committee meeting;
     -- designation of the Chairman of Management Oversight Committee as the Lead Director with the ability to:
        --   preside over the executive sessions of outside Directors;
        --   liaise with CEO in connection with executive sessions;
        --   propose items for inclusion on the agenda for a Board meeting;
        --   propose or raise at any Board meeting subjects that are not on the agenda; and
        --   participate in the establishment of the schedule of the regularly scheduled Board meetings; and
     -- annual evaluation of the performance of the CEO by the Management Oversight Committee.

    In addition to the corporate governance guidelines and the charters of the five committees, the Board has demonstrated that it is independent and effective. The non-employee members of the Board held executive sessions without Mr. Lesar during five regularly scheduled Board meetings and five Management Oversight Committees in 2003 and will meet in executive sessions at future regularly scheduled Board and Management Oversight Committee meetings and certain special meetings. In addition to the executive sessions, there were twenty-two meetings in 2003 of the committees of the Board. In 2004 and in future years, it is anticipated that there will be similar numbers of executive sessions and committee meetings, if not more. A further demonstration of the independence of Board and its committees is the fact that the key committees of the Board were established and independent before mandated by the enactment of Sarbanes-Oxley Act of 2002 and the recent issuance of the Corporate Governance Rules of the New York Stock Exchange. As a result, there are established, existing and independent processes for the effective oversight of critical issues entrusted to independent Directors, such as the integrity of Halliburton's financial statements, CEO and senior management compensation, Board evaluation and selection of Directors. Except for the Health, Safety and Environment Committee charter which is under review and will be made available on our website later this year, the charters for the committees are set forth in Appendices B, C, D and E of this proxy statement. These charters contain a full description of the roles of these independent committees.

    For the above reasons, the Board believes it would be unwise to impose an absolute rule prohibiting the CEO from also serving as Chairman of the Board. The Board does not believe that a separation of these two positions will provide any meaningful additional oversight and the Board should have the flexibility to determine the best leadership structure for Halliburton to achieve the optimal result for stockholders. At the present time, the Board firmly believes that combining the offices contributes to a more efficient and effective Board. Since the CEO bears primary responsibility for managing the day-to-day business of Halliburton, he is the person who is best suited to chair Board meetings and ensure that key business issues and stockholders' interests are brought to the attention of the Board.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED AGAINST THE PROPOSAL UNLESS INSTRUCTED OTHERWISE.

     ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4) ( 1/4)

                             ADDITIONAL INFORMATION

ADVANCE NOTICE PROCEDURES

    Under our By-laws, no business may be brought before an Annual Meeting unless it is specified in the notice of the Meeting or is otherwise brought before the Meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to Halliburton (containing the information specified in the By-laws) not less than ninety (90) days prior to the first anniversary of the preceding year's Annual Meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in Halliburton's proxy statement. This advance notice requirement does not preclude discussion by any stockholder of any business properly brought before the Annual Meeting in accordance with these procedures.

PROXY SOLICITATION COSTS

    The proxies accompanying this proxy statement are being solicited by Halliburton. The cost of soliciting proxies will be borne by Halliburton. We have retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies. For these services, we will pay Georgeson a fee of $12,500 and reimburse it for out-of-pocket disbursements and expenses. Officers and regular employees of Halliburton may solicit proxies personally, by telephone or other telecommunications from some stockholders if proxies are not received promptly. We will, upon request, reimburse banks, brokers and others for their reasonable expenses in forwarding proxies and proxy material to beneficial owners of Halliburton's stock.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

    Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by Halliburton's Vice President and Secretary at 5 Houston Center, 1401 McKinney, Suite 2400, Houston, Texas 77010, no later than December 3, 2004. The 2005 Annual Meeting will be held on May 18, 2005.

                                 OTHER MATTERS

    As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters should properly come before the meeting for action by stockholders, it is intended that proxies in the accompanying form will be voted on those matters in accordance with the judgment of the person or persons voting the proxies.

                                         By Authority of the Board of Directors,

                                          -s- MARGARET E. CARRIERE

                                            MARGARET E. CARRIERE
                                             Vice President and
                                                 Secretary

March 23, 2004

                                                                      APPENDIX A

                        CORPORATE GOVERNANCE GUIDELINES

The Board of Directors believes that the primary responsibility of the Directors is to provide effective governance over Halliburton's affairs for the benefit of its stockholders. That responsibility includes:

     -- Evaluating the performance of the Chief Executive Officer and taking appropriate action, including removal, when warranted;
     -- Selecting, evaluating and fixing the compensation of executive management of Halliburton and establishing policies regarding the compensation of other members of management;
     -- Reviewing succession plans and management development programs for members of executive management;
     -- Reviewing and approving periodically long-term strategic and business plans and monitoring corporate performance against such plans;
     -- Adopting policies of corporate conduct, including compliance with applicable laws and regulations and maintenance of accounting, financial, disclosure and other controls, and reviewing the adequacy of compliance systems and controls;
     --   Evaluating annually the overall effectiveness of the Board; and
     --   Reviewing matters of corporate governance.

The Board has adopted the following Guidelines to assist it in the exercise of its responsibilities. These Guidelines are reviewed periodically and revised as appropriate to reflect the dynamic and evolving processes relating to the operation of the Board.

GUIDELINES ON GOVERNANCE
Revised as of March 3, 2004

OPERATION OF THE BOARD - MEETINGS

1. Chairman of the Board and Chief Executive Officer. The Board believes that, under normal circumstances, the Chief Executive Officer of Halliburton should also serve as the Chairman of the Board. The Chairman of the Board and Chief Executive Officer is responsible to the Board for the overall management and functioning of Halliburton.

2. Lead Director. The Chairman of the Management Oversight Committee, which is composed of all of the outside Directors, will function as the lead director when the Committee meets in executive session outside the presence of the Chief Executive Officer and other Company personnel and will serve as the interface between that Committee and the Chief Executive Officer in communicating the matters discussed during the executive sessions.

3. Executive Sessions of Outside Directors. During each regular Board meeting, the outside Directors meet in scheduled executive sessions. Further, the Management Oversight Committee is composed of all of the outside Directors and meets in executive session during a portion of each of its five regular meetings per year. In addition, any member of the Management Oversight Committee may request the Committee Chairman to call an executive session of the Committee at any time.

    Each December, the Management Oversight Committee meets in executive session to evaluate the performance of the Chief Executive Officer. In evaluating the Chief Executive Officer, the Committee takes into consideration the executive's performance in both qualitative and quantitative areas, including:

     --   leadership and vision;
     --   integrity;
     -- keeping the Board informed on matters affecting Halliburton and its operating units;

     -- performance of the business (including such measurements as total shareholder return and achievement of financial objectives and goals);
     -- development and implementation of initiatives to provide long-term economic benefit to Halliburton;
     --   accomplishment of strategic objectives; and
     --   development of management.

    The evaluation will be communicated to the Chief Executive Officer by the Chairman of the Management Oversight Committee and will be used by the Compensation Committee in the course of its deliberations when considering the Chief Executive Officer's compensation for the ensuing year.

4. Regular Attendance of Non-Directors at Board Meetings. The Chief Financial Officer and the General Counsel will be present during Board meetings, except where there is a specific reason for one or both of them to be excluded. In addition, the Chairman of the Board may invite one or more members of management to be in regular attendance at Board meetings and may include other officers and employees from time to time as appropriate to the circumstances.

5. Frequency of Board Meetings. The Board has five regularly scheduled meetings per year. Special meetings are called as necessary. It is the responsibility of the Directors to attend the meetings.

6. Board Access to Executive Management. Directors have open access to Halliburton's management, subject to reasonable time constraints. In addition, members of Halliburton's executive management routinely attend Board and Committee meetings and they and other managers frequently brief the Board and the Committees on particular topics. The Board encourages executive management to bring managers into Board or Committee meetings and other scheduled events who (a) can provide additional insight into matters being considered or (b) represent managers with future potential whom executive management believe should be given exposure to the members of the Board.

7. Board Access to Independent Advisors. As necessary and appropriate, the Board has the authority to retain, set terms of engagement and dismiss such independent advisors, including legal counsel or other experts, as it deems appropriate, and to approve the fees and expenses of such advisors.

8. Long-term Plans. Long-term strategic and business plans will be reviewed annually at one of the Board's regularly scheduled meetings.

9. Selection of Agenda Items for Board Meetings. The Chairman of the Board and Chief Executive Officer establishes the agenda for each Board meeting, although other Board members are free to suggest items for inclusion on the agenda. Each Director is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

10. Board/Committee Forward Agenda. A forward agenda of matters requiring recurring and focused attention by the Board and each Committee will be prepared and distributed prior to the beginning of each calendar year in order to ensure that all required actions are taken in a timely manner and are given adequate consideration.

11. Information Flow; Advance Review of Meeting Materials. In advance of each Board or Committee meeting, a proposed agenda will be distributed to each member. In addition, to the extent feasible or appropriate, information and data important to the members' understanding of the matters to be considered, including background summaries of presentations to be made at the meeting, will be distributed in advance of the meeting. Directors also routinely receive monthly financial statements, earnings reports, press releases, analyst reports and other information designed to keep them informed of the material aspects of Halliburton's business, performance and prospects. It is each Director's responsibility to review the meeting materials and other information provided by Halliburton.

BOARD STRUCTURE

1. Two-thirds of the Members of the Board Must Be Independent Directors. The Board believes that as a matter of policy two-thirds of the members of the Board should be independent Directors. A Director will be considered independent if he or she:

     -- does not have a material relationship with Halliburton or its affiliates;
     -- has not been employed by Halliburton or an affiliate within the preceding five years;
     -- has not received and does not have an immediate family member that has received more than $100,000 in direct compensation from Halliburton, other than directors fees, committee fees or pension or deferred compensation for prior service, within the preceding five years;
     -- has not been employed and does not have an immediate family member that has been employed by Halliburton's independent auditor or its principal outside law firm within the preceding five years;
     -- is not an employee of a company or firm that is a significant* advisor or consultant to Halliburton or its affiliates;
     -- has not been a beneficial owner of more than 10% of a significant* customer or supplier or an employee or executive officer of a customer or supplier and does not have an immediate family member that is an executive officer of such customer or supplier of Halliburton or its affiliates that makes payments to, or receives payments from, Halliburton or its affiliates in the amount which exceeds the greater of $1 million or 2% of such customer's or supplier's consolidated gross revenues within the preceding three years;
     -- does not have a significant* personal or professional services contract(s) with Halliburton or its affiliates;
     -- is not affiliated as an employee with a tax-exempt entity that receives contributions from Halliburton or its affiliates that are more than one percent or $50,000, whichever is greater, of the operating budget of such tax-exempt entity;
     -- is not a spouse, parent, sibling, child or immediate family member of a person that has been an officer or former officer of Halliburton or one of its affiliates within the preceding five years; and
     -- has not been within the preceding five years part of an interlocking directorate in which the Chief Executive Officer or another executive officer of Halliburton serves on the board or compensation committee of another corporation that employs the Director.

    (* "SIGNIFICANT" MEANS A BUSINESS RELATIONSHIP THAT WOULD REQUIRE DISCLOSURE UNDER SEC RULES.)

    The definition of independence and compliance with this policy will be reviewed periodically by the Nominating and Corporate Governance Committee. All Directors complete independence questionnaires annually and the Board makes an annual determination of the independence of its members.

    The Board believes that employee Directors should number not more than two. While this number is not an absolute limitation, other than the Chief Executive Officer, who should at all times be a member of the Board, employee Directors should be limited only to those officers whose positions or potential make it appropriate for them to sit on the Board.

2. Size of the Board. The Board believes that, optimally, the Board should number between ten and fourteen members. The By-laws prescribe that the number of Directors will not be less than eight nor more than twenty.

3. Service of Former Chief Executive Officers and Other Former Employees on the Board. Employee Directors shall retire from the Board at the time of their retirement as an employee unless continued service as a Director is requested and approved by the Board.

4. Annual Election of All Directors. As provided in Halliburton's By-laws, all Directors are elected annually. Should a Director's principal title change during the year, he or she must submit a letter of Board resignation to the Chairman of the Nominating and Corporate Governance Committee who, with the full Committee, shall have the discretion to accept or reject the letter.

5. Board Membership Criteria. Candidates nominated for election or reelection to the Board of Directors should possess the following qualifications:

     --   Personal characteristics;
        --   highest personal and professional ethics, integrity and values;
        --   an inquiring and independent mind;
        --   practical wisdom and mature judgment.
     -- Broad training and experience at the policy-making level in business, government, education or technology;
     -- Expertise that is useful to Halliburton and complementary to the background and experience of other Board members, so that an optimum balance of members on the Board can be achieved and maintained;
     -- Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;
     -- Commitment to serve on the Board over a period of several years to develop knowledge about Halliburton's principal operations;
     -- Willingness to represent the best interests of all stockholders and objectively appraise management performance; and
     -- Involvement only in activities or interests that do not create a conflict with the Director's responsibilities to Halliburton and its stockholders.

    The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and shall periodically review and update the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account in considering individual candidates.

    The Nominating and Corporate Governance Committee will evaluate the qualifications of each Director candidate against these criteria in making its recommendation to the Board concerning his or her nomination for election or reelection as a Director.

6. Process for the Selection of New Directors. The Board is responsible for filling vacancies on the Board. The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates for Board membership made by current Committee and Board members, Halliburton management, and stockholders. On occasion, the Committee may retain an independent executive search firm to identify candidates for consideration. A stockholder who wishes to recommend a prospective candidate should notify Halliburton's Vice President and Secretary, as described in our proxy statement. The Nominating and Corporate Governance Committee also considers whether to nominate persons put forward by stockholders pursuant to Halliburton's By-laws relating to stockholder nominations.

    When the Nominating and Corporate Governance Committee identifies a prospective candidate, the Committee determines whether it will carry out a full evaluation of the candidate. This determination is based on the information provided to the Committee by the person recommending the prospective candidate, and the Committee's knowledge of the candidate. This information may be supplemented by inquiries to the person who made the recommendation or to others. The preliminary determination is based on the need for additional Board members to fill vacancies or to expand the size of the Board, and the likelihood that the candidate will meet the Board membership criteria listed in item 5 above. The Committee will determine, after discussion with the Chairman of the Board and other Board members, whether a candidate should continue to be considered as a potential nominee. If a candidate warrants additional consideration, the Committee may request an independent executive search firm to gather additional information about the candidate's background, experience and reputation, and to report its findings to the Committee. The Committee then evaluates the candidate and determines whether to interview the candidate. Such an interview would be carried out, in person or via telephone conference, by one or more members of the Committee and others as appropriate. Once the evaluation and interview are completed, the Committee recommends to the Board which candidates should be nominated. The Board makes a determination of nominees after review of the recommendation and the Committee's report.

7. Director Tenure. The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, will review each Director's continuation on the Board annually in making its recommendation to the Board concerning his or her nomination for election or reelection as a Director. There are no term limits on Directors' service, other than mandatory retirement.

8. Director Retirement. It is the policy of the Board that each outside Director shall retire from the Board immediately prior to the annual meeting of stockholders following his or her seventy-second birthday. Employee Directors shall retire at the time of their retirement from employment with Halliburton unless continued service as a Director is approved by the Board.

9. Director Compensation Review. It is appropriate for executive management of Halliburton to report periodically to the Nominating and Corporate Governance Committee on the status of Halliburton's Director compensation practices in relation to other companies of comparable size and Halliburton's competitors.

10. Changes. Changes in Director compensation, if any, should come upon the recommendation of the Nominating and Corporate Governance Committee, but with full discussion and concurrence by the Board.

11. General Principles for Determining Form and Amount of Director
    Compensation. The Nominating and Corporate Governance Committee annually reviews the competitiveness of Halliburton's Director compensation practices. In doing so, the Committee compares Halliburton's practices with those of its comparator group, which includes both peer and general industry companies. Specific components reviewed include: cash compensation, equity compensation, benefits and perquisites. Information is gathered directly from published proxy statements of comparator group companies. Additionally, the Committee utilizes external market data gathered from a variety of survey sources to serve as a reference point against a broader group of companies. Determinations as to the form and amount of Director compensation are based on Halliburton's competitive position resulting from this review.

12. Conflicts of Interest. If an actual or potential conflict of interest develops because of significant dealings or competition between Halliburton and a business with which the Director is affiliated, the Director should report the matter immediately to the Chairman of the Board for evaluation by the Board. A significant conflict must be resolved or the Director should resign.

    If a Director has a personal interest in a matter before the Board, the Director shall disclose the interest to the full Board and excuse himself or herself from participation in the discussion and shall not vote on the matter.

13. Board Attendance at Annual Meeting. It is the policy of the Board that all Directors attend the Annual Meeting of Stockholders and Halliburton's annual proxy statement shall state the number of Directors who attended the prior year's Annual Meeting.

COMMITTEES OF THE BOARD

1. Number and Types of Committees. A substantial portion of the analysis and work of the Board is done by standing Board Committees. A Director is expected to participate actively in the meetings of each Committee to which he or she is appointed.

    The Board has established the following standing Committees: Management Oversight; Audit; Compensation; Nominating and Corporate Governance; and Health, Safety and Environment. Each Committee's charter is to be reviewed periodically by the Committee and the Board.

2. Composition of Committees. It is the policy of the Board that only outside Directors serve on Board Committees. Further, only independent Directors serve on the Audit; Compensation; and the Nominating and Corporate Governance Committees.

    A Director who is part of an interlocking directorate (i.e., one in which the Chief Executive Officer or another Halliburton executive officer serves on the board of another corporation that employs the Director) may not serve on the Compensation Committee. The composition of the Compensation Committee will be reviewed annually to ensure that each of its members meet the criteria set forth in applicable SEC, NYSE and IRS rules and regulations.

    In addition, the composition of the Audit Committee will be reviewed annually to ensure that each of its members meets the criteria set forth in applicable NYSE and SEC rules and regulations.

3. Assignment and Rotation of Committee Members. The Nominating and Corporate Governance Committee, with direct input from the Chief Executive Officer, recommends annually to the Board the membership of the various Committees and their Chairmen and the Board approves the Committee assignments. In making its recommendations to the Board, the Committee takes into consideration the need for continuity; subject matter expertise; applicable SEC, IRS or NYSE requirements; tenure; and the desires of individual Board members.

4. Frequency and Length of Committee Meetings. Each Committee shall meet as frequently and for such length of time as may be required to carry out its assigned duties and responsibilities. The schedule for regular meetings of the Board and Committees for each year is submitted and approved by the Board in advance. In addition, the Chairman of a Committee may call a special meeting at any time if deemed advisable.

5. Committee Agendas; Reports to the Board. Appropriate members of management and staff will prepare draft agenda and related background information for each Committee meeting which, to the extent desired by the relevant Committee Chairman, will be reviewed and approved by the Committee Chairman in advance of distribution to the other members of the Committee. A forward agenda of recurring topics to be discussed during the year will be prepared for each Committee and furnished to all Directors. Each Committee member is free to suggest items for inclusion on the agenda and to raise at any Committee meeting subjects that are not on the agenda for that meeting.

    Reports on each Committee meeting (other than Management Oversight Committee meetings) are made to the full Board. All Directors are furnished copies of each Committee's minutes.

OTHER BOARD PRACTICES

1. Director Orientation and Continuing Education. An orientation program has been developed for new Directors which includes comprehensive information about Halliburton's business and operations; general information about the Board and its Committees, including a summary of Director compensation and benefits; and a review of Director duties and responsibilities. Halliburton provides continuing education courses several times per year on business unit product and service line operations.

2. Board Interaction with Institutional Investors and Other Stakeholders. The Board believes that it is executive management's responsibility to speak for Halliburton. Individual Board members may, from time to time, meet or otherwise communicate with outside constituencies that are involved with Halliburton. In those instances, however, it is expected that Directors will do so only with the knowledge of executive management and, absent unusual circumstances, only at the request of executive management.

3. Shareholder Communications with Directors. To foster better communication with our stockholders, a process exists for stockholders to communicate with the Audit Committee and the Board of Directors. The process has been approved by the Audit Committee, and meets the requirements of the New York Stock Exchange, or NYSE and the Securities and Exchange Commission, or SEC. The methods of communication with the Board include mail, a dedicated telephone number and an e-mail address. Information regarding these methods of communication is on our website, www.halliburton.com, under "Corporate Governance".

    Halliburton's Director of Business Conduct will review all stockholder communications received in accordance with the existing process. The Chairman of the Audit Committee will be promptly notified of any significant communication involving accounting, internal accounting controls, or auditing matters. The Chairman of the Management Oversight Committee will be promptly notified of any other significant stockholder communications and communications addressed to a named Director will be promptly sent to such Director. A report summarizing all communications will be sent to each Director quarterly and copies of communications will be available for review by any Director.

4. Periodic Review of These Guidelines. The operation of the Board of Directors is a dynamic and evolving process. Accordingly, these Guidelines will be reviewed periodically by the Nominating and Corporate Governance Committee and any recommended revisions will be submitted to the full Board for consideration.

                                 Approved as revised: Board of Directors of Halliburton Company
                                 March 15, 2004

                                 Supercedes previous version dated:
                                 July 19, 2001

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER

                                    GENERAL

The Audit Committee of the Board of Directors of Halliburton Company shall consist of at least three directors, all of whom shall be independent. Members of the Committee shall be considered independent if they (i) satisfy the independence requirements of the New York Stock Exchange, (ii) do not, other than in the capacity as a member of the Board of Directors or as a member of a committee of the Board, accept any consulting, advisory or other compensatory fee from the Company and (iii) are not an affiliated person of the Company other than as a result of being a member of the Board of Directors. As determined by the Board of Directors, the Members of the Committee will be financially literate with at least one having accounting or related financial management expertise and being an "audit committee financial expert" as defined by the Securities and Exchange Commission. Company management, internal auditors, the independent accounting firm appointed to audit the financial statements of the Company (the "Principal Independent Accountants") and the Company's General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee will have seven regularly scheduled meetings each year and will meet at such other times as it deems necessary to fulfill its responsibilities.

ROLE

The Audit Committee's role is to:

1.  assist the Board's oversight of:

     --   the integrity of the Company's financial statements;
     --   the Company's compliance with legal and regulatory requirements;
     -- the Principal Independent Accountants' qualifications and independence;
     -- the performance of the Company's internal audit function and the Principal Independent Accountants; and
     -- the adequacy of the Company's financial disclosure and internal controls;

2. appoint, compensate, retain and oversee the work of the Principal Independent Accountants and appoint, compensate, retain and oversee the audit services work of other independent accountants, and to resolve any disagreements between management and the Principal Independent Accountants regarding financial reporting; and

3. prepare the report that the SEC rules require be included in the Company's annual proxy statement.

RESPONSIBILITIES

The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the Principal Independent Accountants are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the Principal Independent Accountants' work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

1. Provide an open avenue of communications between the internal auditors, the Principal Independent Accountants, management and the Board of Directors, including periodic private sessions with the internal auditors, the Principal Independent Accountants and management. The private sessions with the Principal Independent Accountants shall address, among other things, any audit problems or difficulties encountered in the course of the audit and Company management's response, any restrictions on the scope of the Principal Independent Accountants' activities or on access to requested information, and any significant disagreements with management.

2. Receive and review reports from Company management and the General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

3. Receive and review reports from internal auditors relating to major findings and recommendations from internal audits conducted Company-wide. Consult with and review reports from internal auditors relating to on-going monitoring programs including the Company's Code of Business Conduct and compliance with policies of the Company.

4. Review and discuss the Company's annual audited financial statements, quarterly financial statements and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with Company management and the Principal Independent Accountants, reviewing, among other things:

     -- major issues regarding accounting principles followed by the Company and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any audit steps adopted in light of material control deficiencies;
     -- analyses prepared by management and/or the Principal Independent Accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
     -- the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements.

5. Review with Company management, the internal auditors and the Principal Independent Accountants, the Company's annual assessment of the effectiveness of its internal controls and the Principal Independent Accountants' attestation and report about the Company's assessment.

6. Discuss with Company management the types of information to be disclosed and presentations made in the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

7. Discuss with Company management the Company's policies with respect to risk assessment and risk management.

8. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted and review with the internal auditors and the Principal Independent Accountants the coordination of their respective audit activities.

9. The Committee and the Board shall be ultimately responsible for the appointment, compensation, retention and oversight of the work of the Principal Independent Accountants, which will report directly to the Committee and the Committee will resolve any disagreements between management and the Principal Independent Accountants regarding financial reporting. The Committee's responsibility includes the responsibility to approve in advance, except as otherwise permitted by applicable law, all services performed by the Principal Independent Accountants for the Company. The Committee will also appoint, compensate, retain and oversee the audit services work of other independent accountants.

    The Principal Independent Accountants are ultimately accountable to the Board and the Committee on all matters pertaining to the services provided by the Principal Independent Accountants to the Company.

10. The Committee will recommend annually the appointment of the Principal Independent Accountants to the Board for its approval, based upon an annual performance evaluation of the Principal Independent Accountants.

    This evaluation will include obtaining and reviewing a written report by the Principal Independent Accountants that addresses:

     --   the Principal Independent Accountants' quality-control procedures;
     -- any material issues raised by the most recent internal quality-control review, or peer review, of the Principal Independent Accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Principal Independent Accountants, and any steps taken to deal with any such issues; and
     -- the Principal Independent Accountants' independence with respect to the Company, which will delineate all relationships between the Principal Independent Accountants and the Company.

    In evaluating the report, the Committee will discuss with the Principal Independent Accountants whether any disclosed relationship or service could impact the Principal Independent Accountants' objectivity and independence. The Committee will recommend to the Board that the Board take appropriate action in response to the Principal Independent Accountants' report to ensure the independence of the Principal Independent Accountants.

11. Receive a report from the Principal Independent Accountants prior to the filing of the annual audited financial statements of:

     --   all critical accounting policies and practices to be used;
     -- all alternative treatments within generally acceptable accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Principal Independent Accountant; and
     -- other material written communications between the Principal Independent Accountants and Company management, such as any management letter or schedule of unadjusted differences.

12. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the Principal Independent Accountants. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

13. As appropriate, retain and obtain the advice and assistance of outside legal, accounting and other advisors, in addition to obtaining advice from the Company's internal counsel or regular outside counsel. The Company will provide funding as determined by the Committee to compensate legal, accounting and other advisors retained by the Committee.

14. Establish such procedures as necessary to timely implement the provisions of the Sarbanes-Oxley Act of 2002 applicable to audit committees, including, but not limited to, procedures for:

     -- the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
     -- the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15. Set hiring policies for employees or former employees of the Principal Independent Accountants.

16. Conduct an annual performance evaluation of the Committee and discuss those results with the Board of Directors.

17. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

18. Report regularly to the Board of Directors on the Committee's proceedings.

                                     QUORUM

For the transaction of business at any meeting of the Audit Committee, a majority of the members shall constitute a quorum.

                                 Approved as revised: Board of Directors of Halliburton Company
                                 March 15, 2004

                                 Supercedes previous version dated:
                                 February 12, 2003

                                                                      APPENDIX C

                         COMPENSATION COMMITTEE CHARTER

The role of the Compensation Committee is to establish and oversee the compensation policies and practices of Halliburton Company on behalf of its Board of Directors. It is the Committee's responsibility to review, monitor, approve and recommend, as applicable, compensation policies, plans and actions, and make appropriate reports to the Board of Directors. The primary function of the Committee is to ensure that the Company's compensation program is effective in attracting, retaining and motivating key employees, that it reinforces business strategies and objectives for enhanced shareholder value and that it is administered in a fair and equitable manner consistent with established policies and guidelines.

ORGANIZATION

The Compensation Committee shall consist entirely of at least three independent, non-employee directors. Committee members shall be appointed by the full Board of Directors for a one-year term beginning immediately following the Annual Meeting of Stockholders each year. A Chairperson shall be designated by the Board from among the members appointed. Committee members shall be chosen based on their competence and ability to add substance to the deliberations of the Committee. Members of the Committee shall have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. The composition of the Committee shall be reviewed annually to ensure that each of its members meet the criteria set forth in applicable SEC and IRS rules and regulations.

Compensation Committee members shall devote sufficient attention to their duties to enable them to fully understand the environment in which the Company's compensation program operates as well as to understand and apply principles of competitive compensation practice. The Chairperson shall be responsible for making regular reports to the Board of Directors. [The Committee shall meet a minimum of four times per year.]

RESPONSIBILITY

The Compensation Committee shall be generally responsible for the Company's overall compensation philosophy and objectives, and specifically responsible for reviewing, approving and monitoring compensation strategies, plan design, guidelines and practices as they relate to senior management. The Compensation Committee shall be responsible for 1) specifically reviewing and approving compensation for specified officers as provided in Halliburton Company Policy 3-9002 (or any successor policy) and 2) generally reviewing and monitoring compensation for other employees, both as agreed by the Compensation Committee at the start of each year. The scope of the Committee's authority includes, among other things, the following responsibilities:

     1. Developing and approving an overall executive compensation philosophy, strategy and framework consistent with corporate objectives and stockholder interests.

     2. Issuing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

     3. Reviewing and approving annually the corporate objectives applicable to the Company's Chief Executive Officer's compensation, evaluating the Chief Executive Officer's performance relative to the achievement of those objectives, and determining his or her compensation based on this evaluation.

     4. Specifically reviewing and approving all actions relating to compensation, promotion and employment-related arrangements (including severance arrangements) for specified officers of the Company, its subsidiaries and affiliates.

     5. Establishing annual performance criteria and reward schedules under the Company's Annual Performance Pay Plan (or any other similar or successor plans) and certifying the performance level achieved and reward payments at the end of each plan year.

     6. Establishing performance criteria and award schedules under the Company's Performance Unit Program (or any other similar or successor plans) and certifying the performance level achieved and award payments at the end of each performance cycle.

     7. Approving any other incentive or bonus plans applicable to specified officers of the Company, its subsidiaries and affiliates.

     8. Administering awards under the Company's 1993 Stock and Long-Term Incentive Plan and Supplemental Executive Discretionary Retirement Plan (or any other similar or successor plans).

     9. Selecting an appropriate peer group or peer groups against which the Company's total executive compensation program is measured.

    10. Reviewing and approving or recommending to the Board of Directors, as appropriate, major changes to, and taking administrative actions associated with, any other forms of non-salary compensation under its purview.

    11. Reviewing and approving the stock allocation budget among all employee groups of the Company, its subsidiaries and affiliates.

    12. Monitoring and reviewing periodically overall compensation program design and practice to ensure continued competitiveness, appropriateness and alignment with established philosophies, strategies and guidelines.

    13. Reviewing and approving appointments to the Administrative Committee which oversees the day-to-day administration of certain non-qualified executive compensation plans.

    14. Retaining persons having special competence (including consultants and other third-party service providers) as necessary to assist the Committee in fulfilling its responsibilities and maintaining the sole authority to retain and terminate these persons, including the authority to approve fees and other retention terms.

    15.  Performing an annual performance evaluation of the Committee.

    16. Performing such other duties and functions as the Board of Directors may from time to time delegate.

Approved: Board of Directors of Halliburton Company
July 17, 2003

Supersedes previous version dated:
September 11, 2002

                                                                      APPENDIX D

                     MANAGEMENT OVERSIGHT COMMITTEE CHARTER

                         I.    PURPOSE OF THE COMMITTEE

The Management Oversight Committee (the "Committee") is a Board Committee, composed of all of the non-employee Directors, which meets in executive session during a portion of each of its five regular meetings per year. Its purpose is to provide a regularly scheduled opportunity for all non-employee Directors to meet, apart from Company management, in executive session to address responsibilities which the Board has assigned to the Committee and to discuss matters the Committee deems important.

                          II.    COMMITTEE MEMBERSHIP

The Committee members shall consist of all of the non-employee Directors of the Board. A majority of the members of the Committee shall constitute a quorum thereof.

                   III.    COMMITTEE STRUCTURE AND OPERATIONS

The Chair of the Management Oversight Committee shall also be deemed the Lead Director. The Committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special committee meeting at any time.

The Vice President and Secretary of the Company shall be the Secretary of the Management Oversight Committee unless the Committee designates otherwise.

In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

The Committee shall act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent.

Whenever, at any meeting of the Management Oversight Committee, any member of the Committee expresses the judgment that any matter under consideration should be referred to the Board for consideration, it shall be so referred.

                IV.    COMMITTEE RESPONSIBILITIES AND ACTIVITIES

The following shall be the responsibilities and common recurring activities of the Committee in carrying out its purpose. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

       (1)    evaluate the performance of the Chief Executive Officer;

       (2) review succession plans for senior management of Halliburton and its major operating units;

       (3)    evaluate management development programs and activities;

       (4)    review other internal matters of broad corporate significance; and

       (5) take such other action and do such other things as may be referred to it from time to time by the Board.

                            V.  COMMITTEE EVALUATION

The Committee members will annually complete a self-evaluation of the Committee's effectiveness and provide a report of that assessment to the Board.

                            VI.    COMMITTEE CHARTER

The Committee Charter shall be reviewed at least annually and revised as appropriate.

                VII.    RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee has the authority to retain, set terms of engagement and dismiss such outside advisors, including legal counsel or other experts, as it deems appropriate, and to approve the fees and expenses of such advisors.

                                 Approved: Board of Directors of Halliburton
                                 Company
                                 February 18, 2004

                                                                      APPENDIX E

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                                  I.    STATUS

The Nominating and Corporate Governance Committee is a committee of the Board of Directors. The Committee shall be responsible for matters related to service on the Board of Directors and associated issues of corporate governance.

                               II.    MEMBERSHIP

The Nominating and Corporate Governance Committee shall consist of a minimum of three Directors. All members of the Committee shall be independent Directors, and shall satisfy the New York Stock Exchange standard for independence. Members of the Committee shall be appointed, and may be removed, by the Board of Directors.

                                III.    PURPOSE

The purpose of the Committee shall be:

     -- to develop, implement and periodically review the Company's corporate governance guidelines;
     -- to develop and implement a process to assess Board and committee effectiveness;
     -- to identify individuals qualified to become Board members, consistent with Board-approved criteria;
     -- to determine the composition of the Board of Directors and its committees; including selection of the Director nominees for the next annual meeting of shareholders; and
     --   to make recommendations in Board compensation.

                                IV.    MEETINGS

The Committee shall formally meet as often as may be deemed necessary or appropriate, but no fewer than two times annually. The Committee may ask members of management or others to attend meetings or to provide relevant information. The Committee shall periodically meet in executive session. The Vice President and Secretary of the Company shall be the Secretary of the Nominating and Corporate Governance Committee unless the Committee designates otherwise.

                       V.    RESPONSIBILITIES AND DUTIES

In furtherance of its purpose and goal, the Committee shall have the following authority and responsibilities:

     -- reviewing periodically the corporate governance guidelines adopted by the Board of Directors and recommending revisions to the guidelines as appropriate
     -- developing and recommending to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations;
     -- reviewing and periodically updating the criteria for Board membership and evaluating the qualifications of each Director candidate against the criteria;
     -- assessing the appropriate mix of skills and characteristics required of Board members;
     --   identifying and screening candidates for Board membership;
     -- establishing procedures for stockholders to recommend individuals for consideration by the Committee as possible candidates for election to the Board;
     -- reviewing annually each Director's continuation on the Board and recommending to the Board a slate of Director nominees for election at the Annual Meeting of Stockholders;
     --   recommending candidates to fill vacancies on the Board;

     -- reviewing periodically the status of each Director to assure compliance with the Board's policy that at least two-thirds of Directors meet the definition of independent Director;
     -- reviewing the Board's committee structure, and recommending to the Board for its approval Directors to serve as members and as Chairs of each committee;
     -- reviewing annually any stockholder proposals submitted for inclusion in Halliburton's proxy statement and recommending to the Board any Halliburton statements in response;
     -- reviewing periodically Halliburton's Director compensation practices, conducting studies and recommending changes, if any, to the Board; and
     --   reporting regularly on Committee activities and findings to the Board.

                              VI.    SUBCOMMITTEES

The Committee has the authority to form, and to delegate authority to, subcommittees, to the extent it deems appropriate, provided that such subcommittees are composed entirely of independent Directors.

                          VII.    COMMITTEE EVALUATION

The Committee members will annually complete a self-evaluation of the Committee's effectiveness and provide a report of that assessment to the Board.

                           VIII.    COMMITTEE CHARTER

The Committee Charter shall be reviewed at least annually and revised as appropriate.

                IX.    RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee has the authority to retain, set the terms of engagement, and terminate outside counsel and any other advisors, as it deems appropriate, including any independent search firms to assist in identifying Director candidates, and the Committee has the sole authority to approve related fees and retention terms.

                                 Approved: Board of Directors of Halliburton
                                 Company
                                 February 18, 2004

                                                                      APPENDIX F

                                CORPORATE POLICY
                      SERVICES OF INDEPENDENT ACCOUNTANTS

PURPOSE

To establish the policy of Halliburton Company, its subsidiaries and affiliates (the "Company") with respect to (1) the types of services that may be provided by the independent accounting firm appointed to audit the financial statements of Halliburton Company (the "Principal Independent Accountants") and (2) the approval of all services provided by the Principal Independent Accountants and all audit services provided by other independent accountants.

GENERAL

This Policy is intended to assist management, the Audit Committee and the Board of Directors in carrying out their respective responsibilities to ensure that
(1) the independence of the Principal Independent Accountants is not impaired,
(2) no prohibited services are provided by the Principal Independent Accountants and (3) that all services provided by the Principal Independent Accountants and all audit services provided by independent accountants other than the Principal Independent Accountants are pre-approved by the Audit Committee. Nothing herein shall be deemed to amend or restrict the Audit Committee Charter, to restrict the authority of the Audit Committee to appoint, compensate, retain and oversee the work of the Principal Independent Accountants and audit services work of other independent accountants or to alter in any way the responsibilities of the Audit Committee, the Principal Independent Accountants, other independent accountants and management as set forth in the Audit Committee Charter or as required under applicable laws, rules or regulations as they relate to the matters covered herein.

POLICY

1. The services ("Permitted Services") which can be performed for the Company by the Principal Independent Accountants will be categorized as follows consistent with rules of the Securities and Exchange Commission (the "SEC") pertaining to fee disclosure:

     --   Audit;
     --   Audit-Related;
     --   Tax; and
     --   All Other.

2.  Audit services include:

     --   audit of financial statements that are filed with the SEC;
     --   quarterly reviews;
     --   statutory audits;
     --   comfort letters;
     --   consents;
     --   review of registration statements;
     --   Sarbanes-Oxley Section 404 attestations;
     --   accounting research for completed transactions;
     --   tax or information technology control assistance for Audit services;
          and
     -- such other services as the SEC may, from time to time, deem to constitute Audit services.

3.  Audit-Related services include:

     --   employee benefit plan audits;
     --   due diligence assistance;
     --   accounting research on proposed transactions;
     -- assistance with regulatory matters involving the SEC and Public Company Accounting Oversight Board ("PCAOB"), environmental compliance, and project bidding or execution; and
     --   other audit or attest services required by regulatory authorities.

4.  Tax services include:

     -- preparation of original and amended tax returns, claims for refund and tax payment-planning services;
     -- tax planning and tax advice, which includes assistance with tax audits and appeals, tax advice relating to proposed transactions, employee benefit plans and requests for rulings or technical advice from taxing authorities; and
     --   global tax compliance and advisory services for expatriate employees.

    Notwithstanding the above, Tax services will not include representation before a tax court, district court or U.S. federal court of claims.

5.  Other services include:

     --   special investigations to assist the Audit Committee or its counsel;
     --   corporate secretarial services in foreign jurisdictions; and
     -- other services that can be performed for the Company by the Principal Independent Accountants which are allowed by the rules of the SEC and PCAOB and are specifically approved by the Audit Committee or the Committee Designee (as defined below).

6. The Audit Committee has determined that the Principal Independent Accountants providing Audit-Related services, Tax services and Other services is consistent with the maintenance of auditor independence. Accordingly, the Audit Committee is pre-approving as set forth in this Paragraph 6 the performance by the Principal Independent Accountants of the enumerated Permitted Services:

    a. Audit, Audit-Related and Tax services will be described in a plan submitted by the Principal Independent Accountants to, and approved in advance on, an annual basis by the Audit Committee. The approved plan, together with any approved modifications or supplements to the plan, is referred to in this policy as the "Principal Independent Accountants Auditor Services Plan";

    b. For Audit, Audit-Related and Tax services that are not included in the Principal Independent Accountants Auditor Services Plan, (1) any service the fees for which will be $150,000 or less are approved, and (2) any service the fees for which will be greater than $150,000 will require the specific approval of (a) the Audit Committee, or (b) the Chairman of the Audit Committee or another member of the Audit Committee designated by the Audit Committee or the Chairman of the Audit Committee (the "Committee Designee"); and

    c. Other services (1) the fees for which will be $50,000 or less are approved, and (2) the fees for which will be greater than $50,000 will require the specific approval of (a) the Audit Committee, or (b) the Committee Designee.

    Any services of the Principal Independent Accountants (i) approved by the Committee Designee or (ii) pre-approved by the Audit Committee by virtue of this paragraph 6 but not included in the Principal Independent Accountants Auditor Services Plan will be reported to the full Audit Committee at its next regularly scheduled meeting.

7. Any other Permitted Services to be provided by the Principal Independent Accountants not specifically listed under paragraphs 2 through 5 will require specific approval by the (a) Audit Committee or (b) Committee Designee.

8. On a quarterly basis, the Principal Independent Accountants will furnish to the Audit Committee a report reflecting the Permitted Services approved year-to-date categorized as follows:

     --   Audit fees;
     --   Audit-Related fees;
     --   Tax fees; and
     --   All Other fees.

9. For any Audit services to be provided by independent accountants other than the Principal Independent Accountants, the Audit Committee is pre-approving as set forth in this Paragraph 9 the performance of Audit services by such independent accountants as follows:

    a. Audit services will be described in a plan submitted by the Chief Accounting Officer to, and approved in advance on, an annual basis by the Audit Committee. The approved plan, together with any approved modifications or supplements to the plan, is referred to in this policy as the "Other Auditor Services Plan"; and

    b. For Audit services that are not included in the Other Auditor Services Plan, (1) any service the fees for which will be $150,000 or less are approved, and (2) any service the fees for which will be greater than $150,000 will require the specific approval of (a) the Audit Committee, or (b) the Committee Designee.

    Any Audit services to be provided by independent accountants other than the Principal Independent Accountants which have been (i) approved by the Committee Designee or (ii) pre-approved by the Audit Committee by virtue of this paragraph 9 but not included in the Other Auditor Services Plan will be reported to the full Audit Committee at its next regularly scheduled meeting.

10. The Principal Independent Accountants shall not be engaged to provide any service that would result in the Principal Independent Accountants:

     --   functioning in the role of management;
     --   auditing its own work; or
     --   serving in an advocacy role.

    Without limiting the generality of the previous sentence, the following "Prohibited Non-Audit Services" shall not be performed for the Company by the Principal Independent Accountants:

     -- bookkeeping or other services related to the accounting records or financial statements of the Company;
     --   financial information systems design and implementation;
     --   appraisal or valuation services, fairness opinions, or
          contribution-in-kind reports;
     --   actuarial services;
     --   internal audit outsourcing services;
     --   management functions or human resources;
     --   broker-dealer, investment adviser, or investment banking services;
     --   legal services;
     --   expert services unrelated to the audit; and
     -- any other service that the PCAOB or SEC determines, by regulation, is impermissible.

11. The Company shall not hire any of the following individuals to fill a "financial reporting oversight role" (being a position where that person can influence the contents of Halliburton Company's financial statements or anyone who prepares them, such as when the person is a member of the Board of Directors, or the chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, corporate controller, director of internal audit, director of financial reporting, corporate treasurer, or any equivalent position for Halliburton Company) for a one year period following the completion of the annual audit for the Company:

     --   lead partner for the audit;
     --   concurring partner for the audit; or
     -- any other member of the audit engagement team who provides more than ten hours of audit, review or attest services for the Company.

    The Principal Independent Accountants will maintain a list of all members of the audit engagement team who fall into the categories described above and present such list to the Chief Accounting Officer on an annual basis.

    The approval of the Chief Financial Officer is required before the Company extends an offer for a position to any personnel of the Principal Independent Accountants, including any individuals that were formerly personnel of the Principal Independent Accountants, who participated in the Company's audit engagement team within the previous two years. The Chief Financial Officer will report to the Audit Committee as to any personnel or former personnel of the Principal Independent Accountants who are hired by the Company during the previous quarter. Additionally, approval of the Audit Committee Chairman is required before the Company may hire any partner or former partner of the Principal Independent Accountants.

12. Both the lead and concurring partners of the Principal Independent Accountants shall be rotated after five years of service and, upon rotation, are subject to a five year "time out" period. Other audit partners of the Principal Independent Accountants shall be rotated after seven years of service and, upon rotation, are subject to a two-year "time out" period. Audit partners shall mean partners on the audit engagement team who have responsibility for decision-making on significant auditing, accounting and reporting matters that affect the financial statements or who maintain regular contact with management and the Audit Committee. On an annual basis, the Principal Independent Accountants will report to the Audit Committee the names and status of rotation of all audit partners subject to rotation.

                                 Approved as revised: Audit Committee of
                                 Halliburton Company
                                 March 15, 2004

                                 Supercedes previous version dated:
                                 May 7, 2003

OTHER REFERENCES

1. Halliburton Company Audit Committee Charter.

                                                                      APPENDIX G

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

RESOLVED, that the first sentence of ARTICLE FOURTH of the Restated Certificate of Incorporation of Halliburton be amended to increase the number of authorized shares of Common Stock, par value $2.50 per share, of Halliburton from 600,000,000 to 1,000,000,000 in order to provide a sufficient number of shares of Halliburton Common Stock to enable Halliburton to perform its obligations in the normal course of business, such first sentence of Article Fourth of the Restated Certificate of Incorporation, when so amended, to be and read in its entirety as follows:

The aggregate number of shares which the Corporation shall have authority to issue shall be one billion five million (1,005,000,000), consisting of one billion (1,000,000,000) shares of Common Stock of the par value of Two and 50/100 Dollars ($2.50) per share and five million (5,000,000) shares of Preferred Stock without par value.

              DIRECTIONS TO THE FOUR SEASONS HOTEL, HOUSTON, TEXAS

                                     (MAP)

         HEADING NORTH ON I-45, FROM HOBBY AIRPORT (HOU)/GALVESTON AREA

    Take I-45 North. The right lanes will lead to the Scott Street/Downtown Destinations split. From there, take the Pease Street exit. Follow Pease about
         10 blocks to Austin and turn right. Follow Austin 6 blocks to Lamar and turn left. Hotel will be immediately on the left.

HEADING SOUTH ON I-45, FROM BUSH INTERCONTINENTAL AIRPORT (IAH)/NORTH TEXAS AREA

    Take I-45 South to the Dallas Pierce exit, stay left and exit Jefferson, go about 8 blocks and turn left on Austin, follow Austin to Lamar and turn left.
                   The hotel will be immediately on the left.

       HEADING SOUTH ON HWY 59, FROM BUSH INTERCONTINENTAL AIRPORT (IAH)

  Take Highway 59 Southbound to the McGowan/Tuam exit, turn right on McGowan, right at Austin and left on Lamar. The hotel will be immediately on the left.

                      HEADING EAST ON HWY 290, FROM AUSTIN

   Take Hwy 290 South to 610 South. Follow 610 almost 2 miles to I-10 East to
                                   Downtown.
                          Follow the directions below.

               HEADING EAST ON I-10, FROM KATY/SAN ANTONIO AREAS

      Take I-10 East I-45 South. Follow I-45 a short distance and take the Dallas/Pierce exit. Stay left and exit Jefferson, go about 8 blocks and turn left on Austin, follow Austin to Lamar and turn left.
                   The hotel will be immediately on the left.

              HEADING WEST ON I-10, FROM BEAUMONT/LOUISIANA AREAS

 Take I-10 West to Hwy 59 South (left exit). Take Highway 59 Southbound to the McGowan/Tuam exit, turn right on McGowan, right at Austin and left on Lamar. The hotel will be immediately on the left.

                HEADING NORTH ON 288, FROM THE RELIANT PARK AREA

   Take Highway 288 to 59 north/Cleveland. Exit at Downtown Destinations/Polk Street exit. Turn left at the first light onto Polk. Follow Polk about 5 blocks to Austin and turn right. Go 2 blocks to Lamar and turn left.
                     Hotel will be immediately on the left.

                                                                   FORM # HO3746

WWW.MELLONINVESTOR.COM/ISD FOR SECURE ONLINE ACCESS TO YOUR PROXY MATERIALS, STATEMENTS, TAX DOCUMENTS AND OTHER IMPORTANT SHAREHOLDER CORRESPONDENCE.

                                                                     YES
                                          I PLAN TO ATTEND
                                            THE MEETING              [ ]


SIGNATURE ___________________ SIGNATURE ____________________ DATE _____________


NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME THE DAY
                          PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

-----------------------------------            ----------------------------------------           ---------------------
           INTERNET                                          TELEPHONE                                    MAIL
    HTTP://WWW.EPROXY.COM/HAL                             1-800-435-6710                           MARK, SIGN AND DATE
USE THE INTERNET TO VOTE YOUR PROXY.            USE ANY TOUCH-TONE TELEPHONE TO VOTE                YOUR PROXY CARD
 HAVE YOUR PROXY CARD IN HAND WHEN      OR      YOUR PROXY. HAVE YOUR PROXY CARD IN         OR            AND
YOU ACCESS THE WEB SITE.                         HAND WHEN YOU CALL. TELEPHONE VOTING               RETURN IT IN THE
                                               IS NOT AVAILABLE TO STOCKHOLDERS OUTSIDE           ENCLOSED POSTAGE-PAID
                                                    THE UNITED STATES AND CANADA.                       ENVELOPE.
-----------------------------------            ----------------------------------------           ---------------------


IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK
                                YOUR PROXY CARD.

           YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET AT: HTTP://WWW.HALLIBURTON.COM/ANNUALMEETING.JSP

PROXY

                               HALLIBURTON COMPANY

                  PROXY FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED HEREBY APPOINTS D.J. LESAR, A.O. CORNELISON, JR. AND M.E. CARRIERE, AND ANY OF THEM, PROXIES OR PROXY WITH FULL POWER OF SUBSTITUTION AND REVOCATION AS TO EACH OF THEM, TO REPRESENT THE UNDERSIGNED AND TO ACT AND VOTE, WITH ALL POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AT THE ANNUAL MEETING OF STOCKHOLDERS OF HALLIBURTON COMPANY TO BE HELD IN BALLROOM B AT THE FOUR SEASONS HOTEL, 1300 LAMAR STREET, HOUSTON, TEXAS, ON WEDNESDAY, MAY 19, 2004, ON THE FOLLOWING MATTERS AND IN THEIR DISCRETION ON ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. RECEIPT OF NOTICE-PROXY STATEMENT DATED MARCH 23, 2004, IS ACKNOWLEDGED.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.

         IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, FOR THE PROPOSAL SET FORTH IN ITEM 2 AND AGAINST THE PROPOSALS SET FORTH IN ITEMS 3, 4 AND 5.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


________________________________________________________________________________
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


  PARTICIPANTS IN ONE OR MORE OF THE HALLIBURTON COMPANY EMPLOYEE PLANS SHOULD
       CONTACT THEIR PLAN ADMINISTRATOR FOR INFORMATION ON THEIR ACCOUNT.

REGISTERED STOCKHOLDERS CAN NOW ACCESS THEIR HALLIBURTON COMPANY ACCOUNT ONLINE.

ACCESS YOUR HALLIBURTON COMPANY STOCKHOLDER ACCOUNT ONLINE VIA INVESTOR SERVICEDIRECT(R) (ISD).

MELLON INVESTOR SERVICES LLC, TRANSFER AGENT FOR HALLIBURTON COMPANY, NOW MAKES IT EASY AND CONVENIENT TO GET CURRENT INFORMATION ON YOUR STOCKHOLDER ACCOUNT.

o   VIEW ACCOUNT STATUS               o   VIEW PAYMENT HISTORY FOR DIVIDENDS

o   VIEW CERTIFICATE HISTORY          o   MAKE ADDRESS CHANGES

o   VIEW BOOK-ENTRY INFORMATION       o   OBTAIN A DUPLICATE 1099 TAX FORM

                                      o   ESTABLISH/CHANGE YOUR PIN


              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM


          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME